--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                 COPELCO CAPITAL
                                FUNDING CORP. X,
                                     Issuer

                                       AND

                   [MANUFACTURERS AND TRADERS TRUST COMPANY],
                                     Trustee

                            -------------------------

                                FORM OF INDENTURE

                            Dated as of [May 1], 1997
                            -------------------------



                 $__________ in aggregate principal amount of
                         Lease-Backed Notes, Series 1997-A,
                                  consisting of:

                 $__________ of ____% Class A-1 Lease-Backed Notes

                 $__________ of ____% Class A-2 Lease-Backed Notes

                 $__________ of ____% Class A-3 Lease-Backed Notes

                 $__________ of ____% Class A-4 Lease-Backed Notes

                 $__________ of ____% Class B Lease-Backed Notes

                 $__________ of ____% Class C Lease-Backed Notes


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         COPELCO CAPITAL FUNDING CORP. X

                  Reconciliation and Tie between the Indenture
                        dated as of [May 1], 1997 and the
                     Trust Indenture Act of 1939, as amended


Trust Indenture Act Section                         Indenture Section
---------------------------                         -----------------

ss.310(a)(1)                                        ss. 7.08
      (a)(2)                                            7.08
      (a)(3)                                            Not Applicable
      (a)(4)                                            Not Applicable
      (b)                                               7.08; 7.09; 6.07;
                                                        1.05; 1.06
      (c)                                               Not Applicable
   311(a)                                               7.14
      (b)                                               7.14
   312(a)                                               2.11
      (b)                                               12.02
      (c)                                               12.02
   313(a)                                               7.15
      (b)(1)                                            Not Applicable
      (b)(2)                                            7.15
      (c)                                               7.15; 1.06
      (d)                                               7.15
   314(a)                                               8.12; 8.09; 1.06
      (b)                                               Not Applicable
      (c)(1)                                            12.03
      (c)(2)                                            12.03
      (c)(3)                                            12.01
      (d)                                               12.01
      (e)                                               12.04
      (f)                                               Not Applicable
   315(a)                                               7.01(a)
      (b)                                               7.02; 1.06
      (c)                                               7.01(b)
      (d)                                               7.01(c)
      (e)                                               6.14
   316(a) (last sentence)                               2.12
      (a)(1)(A)                                         6.12
      (a)(1)(B)                                         6.13
      (a)(2)                                            Not Applicable
   317(a)(1)                                            6.03(c)
      (a)(2)                                            6.04
      (b)                                               8.03(c)
   318(a)                                               12.01
      (c)                                               12.01

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE 1.
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION.............................................................  3
      SECTION 1.01.  General Definitions........................................................................  3
      SECTION 1.02.  Compliance Certificates and Opinions....................................................... 22
      SECTION 1.03.  Form of Documents Delivered to Trustee..................................................... 23
      SECTION 1.04.  Acts of Noteholders, etc................................................................... 24
      SECTION 1.05.  Notices, etc., to Trustee, Servicer and
                     Company.................................................................................... 25
      SECTION 1.06.  Notice to Noteholders; Waiver.............................................................. 26
      SECTION 1.07.  Effect of Headings and Table of Contents................................................... 27
      SECTION 1.08.  Successors and Assigns..................................................................... 27
      SECTION 1.09.  GOVERNING LAW.............................................................................. 27
      SECTION 1.10.  Legal Holidays............................................................................. 27
      SECTION 1.11.  Execution in Counterparts.................................................................. 27
      SECTION 1.12.  Inspection................................................................................. 28
      SECTION 1.13.  Survival of Representations and Warranties................................................. 28

ARTICLE 2.

                                    THE NOTES................................................................... 28
      SECTION 2.01.  General Provisions......................................................................... 28
      SECTION 2.02.  Execution, Authentication, Delivery, and
                     Dating..................................................................................... 31
      SECTION 2.03.  Transfer and Exchange...................................................................... 32
      SECTION 2.04.  Mutilated, Destroyed, Lost and Stolen Notes................................................ 33
      SECTION 2.05.  Book-Entry Registration of Class A Notes and
                     Class B Notes.............................................................................. 34
      SECTION 2.06.  Notice to Clearing Agency.................................................................. 36
      SECTION 2.07.  Definitive Class A Notes and Definitive
                     Class B Notes.............................................................................. 36
      SECTION 2.08.  Payment of Interest and Principal; Rights
                     Preserved.................................................................................. 37
      SECTION 2.09.  Persons Deemed Owners...................................................................... 38
      SECTION 2.10.  Cancellation............................................................................... 38
      SECTION 2.11.  Noteholder Lists........................................................................... 38
      SECTION 2.12.  Treasury Securities........................................................................ 39

ARTICLE 3.

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS....................................................... 39
      SECTION 3.01.  Trust Accounts; Investments by Trustee..................................................... 39

      SECTION 3.02.  Collection of Moneys....................................................................... 42
      SECTION 3.03.  Collection Account; Payments............................................................... 43
      SECTION 3.04.  The Reserve Account and the Residual
                     Account.................................................................................... 46

                                                                                                               Page
                                                                                                               ----
      SECTION 3.05.  Reports by Trustee; Notices of Certain
                     Payments................................................................................... 47
      SECTION 3.06.  Trustee May Rely on Certain Information from
                     Copelco and Servicer....................................................................... 48

ARTICLE 4.

                         RELEASE OF LEASES AND EQUIPMENT........................................................ 48
      SECTION 4.01.  Release of Equipment....................................................................... 48
      SECTION 4.02.  Release of Leases Upon Final Lease Payment................................................. 49
      SECTION 4.03.  Execution of Documents..................................................................... 49

ARTICLE 5.

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER................................................ 50
      SECTION 5.01.  Servicer Events of Default................................................................. 50
      SECTION 5.02.  Substitute Servicer........................................................................ 50

ARTICLE 6.

                           EVENTS OF DEFAULT; REMEDIES.......................................................... 51
      SECTION 6.01.  Events of Default.......................................................................... 51
      SECTION 6.02.  Acceleration of Maturity; Rescission and
                     Annulment.................................................................................. 52
      SECTION 6.03.  Remedies................................................................................... 54
      SECTION 6.04.  Trustee Shall File Proofs of Claim......................................................... 55
      SECTION 6.05.  Trustee May Enforce Claims Without
                     Possession of Notes........................................................................ 56
      SECTION 6.06.  Application of Money Collected............................................................. 56
      SECTION 6.07.  Limitation on Suits........................................................................ 58
      SECTION 6.08.  Unconditional Right of Noteholders to
                     Receive Principal and Interest............................................................. 59
      SECTION 6.09.  Restoration of Rights and Remedies......................................................... 59
      SECTION 6.10.  Rights and Remedies Cumulative............................................................. 59
      SECTION 6.11.  Delay or Omission Not Waiver............................................................... 59
      SECTION 6.12.  Control by Noteholders..................................................................... 60
      SECTION 6.13.  Waiver of Events of Default................................................................ 60

      SECTION 6.14.  Undertaking for Costs...................................................................... 61
      SECTION 6.15.  Waiver of Stay or Extension Laws........................................................... 61
      SECTION 6.16.  Sale of Trust Estate....................................................................... 61

ARTICLE 7.

                                   THE TRUSTEE.................................................................. 63
      SECTION 7.01.  Certain Duties and Responsibilities........................................................ 63
      SECTION 7.02.  Notice of Defaults or Events of Default.................................................... 64
      SECTION 7.03.  Certain Rights of Trustee.................................................................. 65
      SECTION 7.04.  Not Responsible for Recitals or Issuance of
                     Notes...................................................................................... 66
      SECTION 7.05.  May Hold Notes............................................................................. 66
      SECTION 7.06.  Money Held in Trust........................................................................ 66

                                                                                                               Page
                                                                                                               ----
      SECTION 7.07.  Compensation, Reimbursement, etc........................................................... 66
      SECTION 7.08.  Corporate Trustee Required; Eligibility.................................................... 67
      SECTION 7.09.  Resignation and Removal; Appointment of
                     Successor.................................................................................. 67
      SECTION 7.10.  Acceptance of Appointment by Successor..................................................... 68
      SECTION 7.11.  Merger, Conversion, Consolidation or
                     Succession to Business..................................................................... 69
      SECTION 7.12.  Co-trustees and Separate Trustees.......................................................... 69
      SECTION 7.13.  Acceptance by Trustee...................................................................... 71
      SECTION 7.14.  Preferential Collection of Claims Against
                     the Company................................................................................ 71
      SECTION 7.15.  Reports by Trustee to Noteholders.......................................................... 71
      SECTION 7.16.  No Proceedings............................................................................. 72

ARTICLE 8.

                                    COVENANTS................................................................... 72
      SECTION 8.01.  Payment of Principal and Interest.......................................................... 72
      SECTION 8.02.  Maintenance of Office or Agency; Chief
                     Executive Office........................................................................... 72
      SECTION 8.03.  Money for Payments to Noteholders to be Held
                     in Trust................................................................................... 73
      SECTION 8.04.  Corporate Existence; Merger; Consolidation,
                     etc........................................................................................ 74
      SECTION 8.05.  Protection of Trust Estate; Further

                     Assurances................................................................................. 76
      SECTION 8.06.  [Reserved]................................................................................. 77
      SECTION 8.07.  Performance of Obligations; Sales and
                     Servicing Agreement........................................................................ 77
      SECTION 8.08.  Negative Covenants......................................................................... 77
      SECTION 8.09.  Information as to Company.................................................................. 78
      SECTION 8.10.  Taxes...................................................................................... 80
      SECTION 8.11.  Indemnification............................................................................ 80
      SECTION 8.12.  Commission Reports; Reports to Trustee;
                     Reports to Noteholders..................................................................... 80

ARTICLE 9.

                             SUPPLEMENTAL INDENTURES............................................................ 81
      SECTION 9.01.  Supplemental Indentures Without Consent of
                     Noteholders................................................................................ 81
      SECTION 9.02.  Supplemental Indentures with Consent of
                     Noteholders................................................................................ 82
      SECTION 9.03.  Execution of Supplemental Indentures....................................................... 83
      SECTION 9.04.  Effect of Supplemental Indentures.......................................................... 83
      SECTION 9.05.  Reference in Notes to Supplemental
                     Indentures................................................................................. 84
      SECTION 9.06.  Compliance with Trust Indenture Act........................................................ 84

ARTICLE 10.

                                                                                                               Page
                                                                                                               ----
                           SATISFACTION AND DISCHARGE........................................................... 84
      SECTION 10.01.  Satisfaction and Discharge of Indenture................................................... 84
      SECTION 10.02.  Application of Trust Money................................................................ 85

ARTICLE 11.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY................................................................. 86
      SECTION 11.01.  Corporate Organization and Authority...................................................... 86
      SECTION 11.02.  Pending Litigation........................................................................ 86
      SECTION 11.03.  Transactions Legal and Authorized......................................................... 87
      SECTION 11.04.  No Defaults............................................................................... 87
      SECTION 11.05.  Governmental Consent...................................................................... 87
      SECTION 11.06.  Use of Proceeds........................................................................... 88

      SECTION 11.07.  Compliance with Law....................................................................... 88
      SECTION 11.08.  Restrictions on Company................................................................... 88
      SECTION 11.09.  Legal, Valid and Binding Obligations...................................................... 88
      SECTION 11.10.  Perfected Security Interest............................................................... 89
      SECTION 11.11.  Taxes..................................................................................... 89
      SECTION 11.12.  Nonconsolidation.......................................................................... 89

ARTICLE 12.

                                  MISCELLANEOUS................................................................. 90
      SECTION 12.01.  Trust Indenture Act Controls.............................................................. 90
      SECTION 12.02.  Communication by Noteholders with Other
                      Noteholders............................................................................... 90
      SECTION 12.03.  Officers' Certificate and Opinion of
                      Counsel as to Conditions Precedent........................................................ 91
      SECTION 12.04.  Statements Required in Certificate or
                      Opinion................................................................................... 91

SCHEDULES

SCHEDULE 1            Leases

EXHIBITS

EXHIBIT A             Forms of Notes and Form of Trustee's
                      Certificate of Authentication

EXHIBIT B             Form of Investor Letter

                                    INDENTURE

     This INDENTURE dated as of [May 1], 1997, is between COPELCO CAPITAL FUNDING CORP. X, a Delaware corporation (herein called the "Company"), and [MANUFACTURERS AND TRADERS TRUST COMPANY], a New York banking corporation, as trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the issuance of $__________________ in aggregate principal amount of its Lease-Backed Notes, Series 1997-A, consisting of $__________ aggregate principal amount of ______% Class A-1 Lease-Backed Notes (the "Class A-1 Notes"), $__________ aggregate principal amount of ______% Class A-2 Lease-Backed Notes (the "Class A-2 Notes"), $__________ aggregate principal amount of ______% Class A-3 Lease-Backed Notes (the "Class A-3 Notes"), $__________ aggregate principal amount of ______% Class A-4 Lease-Backed Notes (the "Class A-4 Notes", together with the Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes, the "Class A Notes"), $__________ aggregate principal amount of ______% Class B Lease-Backed Notes (the "Class B Notes"), $__________ aggregate principal amount of ______% Class C Lease-Backed Notes (the "Class C Notes"; the Class A Notes, the Class B Notes and the Class C Notes are referred to collectively as the "Notes"), of substantially the tenor hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Class A Notes, the Class B Notes and the Class C Notes shall be entitled to payments of interest and principal as set forth herein.

     All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

     The Company hereby Grants to the Trustee on the Issuance Date, for the benefit and security of the

Noteholders, all of the Company's right, title and interest in and to (a) the Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Company to or under any guarantees of or collateral (including all rights of the Company in any security deposits and the Company's right to repayment by Copelco Capital, Inc. ("Copelco") of any inter-company loans pursuant to Section
13.01 of the Sales and Servicing Agreement) for the Lessee's obligations under any Lease, (c) all interests of the Company in the Equipment at any time subject to any Lease, (d) all moneys from time to time held by the Trustee pursuant to
Section 3.01(a) hereof pending deposit in one of the accounts referred to therein, (e) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys, (f) all rights of the Company under the Sales and Servicing Agreement, and (g) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property (collectively, the Granted Assets). Such Grant is made in trust to secure (i) the payment of all amounts due on the Class A Notes, the Class B Notes and the Class C Notes, in accordance with their terms, equally and ratably without prejudice, priority, or distinction among any of the Class A Notes, the Class B Notes and the Class C Notes, respectively, by reason of differences in time of issuance or otherwise, (ii) the payment of all other sums payable under this Indenture with respect to the Notes and (iii) compliance with the provisions of this Indenture with respect to the Notes.

     The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

                                   ARTICLE 1.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 1.01. General Definitions.

     Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Act: with respect to any Noteholder, as defined in Section 1.04.

     Additional Lease: as defined in Section 12 of the Sales and Servicing Agreement.


     Additional Principal: with respect to each Payment Date, an amount equal to
(a) the difference between (i) the Discounted Present Value of the Performing Leases as of the previous Determination Date and (ii) the Discounted Present Value of the Performing Leases as of the related Determination Date, less (b) the Class A-1 Principal Payment, Class A-2 Principal Payment, Class A-3 Principal Payment, Class A-4 Principal Payment, Class B Principal Payment and the Class C Principal Payment to be paid on such Payment Date.

     Affiliate: of any specified Person: any other Person which directly or indirectly controls, or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     Authorized Officer: with respect to any matter, any officer of or other Person representing the Company, Copelco or the Servicer, as the case may be, who is authorized to act for the Company, Copelco or the Servicer, as the case may be.

     Available Reserve Amount: the amount on deposit in the Reserve Account.

     Available Funds: With respect to any Payment Date, the amount on deposit in the Collection Account with respect to the immediately preceding Due Period, including, without limitation, (a) Lease Payments due during the immediately preceding Due Period (net of any Excess Copy Charges and Fee Per Scan Charges), (b) Residual Realizations up to the Residual Amount Cap; (c) recoveries from Non-Performing Leases to the extent the Seller has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances pursuant to Section 4 of the Sales and Servicing Agreement);
(d) proceeds from repurchases by Copelco of Leases as a result of breaches of representations and warranties by Copelco to the extent Copelco has not substituted Substitute Leases for such Leases; (e) proceeds from the investment of funds in the Collection Account, the Residual Account and the Reserve Account; (f) Casualty Payments; (g) Servicer Advances; (h) Termination Payments; and late charges on delinquent Lease Payments not advanced by the Servicer.

     Available Funds Shortfall: as defined in Section 3.04(b).

     Available Residual Amount: the excess of (a) the Residual Amount Cap over
(b) the Utilized Residual Amount.

     Book-Entry Class A-1 Notes: beneficial interests in the Class A-1 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.


     Book-Entry Class A-2 Notes: beneficial interests in the Class A-2 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class A-3 Notes: beneficial interests in the Class A-3 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class A-4 Notes: beneficial interests in the Class A-4 Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Book-Entry Class B Notes: beneficial interests in the Class B Notes, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.05.

     Business Day: any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which the Corporate Trust Office and the

Servicer is located are authorized or obligated by law or executive order to remain closed.

     Casualty Payment: any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

     Casualty Pay-Through Amount: with respect to any Lease (or portion thereof) with respect to which a Casualty Payment has been made, an amount equal to the Discounted Present Value of such Lease (or portion thereof) as of the Payment Date immediately preceding the date on which such Casualty Payment is made.

     Cede & Co.: the initial registered holder of the Class A Notes and the Class B Notes, acting as nominee of The Depository Trust Company.

     Class A Notes: as defined in the Recitals hereto.

     Class A Percentage: ____%.

     Class A Principal Payment: (a) while the Class A-1 Notes are outstanding, (i) on all Payment Dates prior to the June 1998 Payment Date, the lesser of (1) the amount necessary to reduce the Outstanding Principal Amount on the Class A-1 Notes to zero and (2) the difference between (A) the Discounted Present Value of the Performing Leases as of

the previous Determination Date and (B) the Discounted Present Value of the Performing Leases as of the related Determination Date, and (ii) on the June 1998 Payment Date and thereafter, the entire Outstanding Principal Amount on the Class A-1 Notes, and (b) after the Class A-1 Notes have been paid in full, the amount necessary to reduce the aggregate Outstanding Principal Amount on the Class A Notes to the Class A Target Investor Principal Amount.

     Class A Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class A Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     Class A-1 Note Interest Rate: the rate at which interest accrues on the Class A-1 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to ____%.

     Class A-1 Note Owner: with respect to a Book-Entry Class A-1 Note, the Person who is the beneficial owner of such Book-Entry Class A-1 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-1 Noteholder: Cede & Co. or a holder of a Definitive Class A-1
Note.

     Class A-1 Notes: as defined in the Recitals hereto.

     Class A-2 Note Interest Rate: the rate at which interest accrues on the Class A-2 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to ____%.

     Class A-2 Note Owner: with respect to a Book-Entry Class A-2 Note, the Person who is the beneficial owner of such Book-Entry Class A-2 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-2 Noteholder: Cede & Co. or a holder of a Definitive Class A-2
Note.

     Class A-2 Notes: as defined in the Recitals hereto.

     Class A-3 Note Interest Rate: the rate at which interest accrues on the Class A-3 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to ____%.

     Class A-3 Note Owner: with respect to a Book-Entry Class A-3 Note, the

Person who is the beneficial owner of such Book-Entry Class A-3 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-3 Noteholder: Cede & Co. or a holder of a Definitive Class A-3
Note.

     Class A-3 Notes: as defined in the Recitals hereto.

     Class A-4 Note Interest Rate: the rate at which interest accrues on the Class A-4 Notes, which rate with respect to each Due Period shall be at a rate per annum equal to ____%.

     Class A-4 Note Owner: with respect to a Book-Entry Class A-4 Note, the Person who is the beneficial owner of such Book-Entry Class A-4 Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class A-4 Noteholder: Cede & Co. or a holder of a Definitive Class A-4
Note.

     Class A-4 Notes: as defined in the Recitals hereto.

     Class B Floor: with respect to each Payment Date, an amount equal to the total of (a) 2.50% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum, as of the related Determination Date, of the Outstanding Principal Amount of the Class C Notes and the amount on deposit in the Reserve Account after giving effect to any withdrawals to be made on such Payment Date.

     Class B Note Interest Rate: the rate at which interest accrues on the Class B Notes, which rate shall be ____% per annum.

     Class B Note Owner: with respect to a Book-Entry Class B Note, the Person who is the beneficial owner of such Book-Entry Class B Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Class B Noteholder: Cede & Co. or a holder of a Definitive Class B Note.

     Class B Notes: as defined in the Recitals hereto.

     Class B Percentage: ____%.


     Class B Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class B Notes to the greater of the Class B Target Investor Principal Amount and the Class B Floor.

     Class B Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class B Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

     Class C Floor: with respect to each Payment Date, an amount equal to the total of (a) 1.00% of the initial Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on such Payment Date; provided, however, that if the Outstanding Class B Principal Amount is equal to the Class B Floor on such Payment Date, the Class C Floor will equal the Outstanding Class C Principal Amount utilized in the calculation of the Class B Floor Amount for such Payment Date.

     Class C Note Interest Rate: the rate at which interest accrues on the Class C Notes, which rate shall be ____% per annum.

     Class C Noteholder: a holder of a Class C Note.

     Class C Notes: as defined in the Recitals hereto.

     Class C Percentage: ____%.

     Class C Principal Payment: (a) while the Class A-1 Notes are outstanding, zero and (b) after the Outstanding Principal Amount on the Class A-1 Notes has been reduced to zero, the amount necessary to reduce the Outstanding Principal Amount of the Class C Notes to the greater of the Class C Target Investor Principal Amount and the Class C Floor.

     Class C Target Investor Principal Amount: with respect to each Payment Date, an amount equal to the product of (a) the Class C Percentage and (b) the Discounted Present Value of the Performing Leases as of the related Determination Payment Date.

     Clearing Agency: an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     Clearing Agency Participant: a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing

Agency.

     Collection Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     Commission: the Securities and Exchange Commission.

     Company: the Person named as the "Company" in the first paragraph of this instrument.

     Company Order or Company Request: a written order or request delivered to the Trustee and signed in the name of the Company by an Authorized Officer.

     Copelco: Copelco Capital, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors.

     Corporate Trust Office: the principal corporate trust office of the Trustee located at [One M&T Plaza, 7th Floor, Buffalo, New York 14203,] or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Company and Copelco.

     Cumulative Loss Amount: with respect to each Payment Date, an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all payments made on such Payment Date, minus (ii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds for such Payment Date (including any funds withdrawn from the Reserve Account or the Residual Account as a result of an Available Funds Shortfall) remaining after the payment of amounts owing the Servicer and in respect of interest on the Notes on such Payment Date over (b) the Discounted Present Value of Performing Leases as of the related Determination Date.

     Cut-Off Date: the close of business on April 30, 1997.

     DCR: Duff & Phelps Credit Rating Co, and any such successor.

     Default: any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     Definitive Class A-1 Note: a definitive, fully registered Class A-1 Note issued pursuant to Section 2.07.

     Definitive Class A-2 Note: a definitive, fully registered Class A-2 Note issued pursuant to Section 2.07.

     Definitive Class A-3 Note: a definitive, fully registered Class A-3 Note issued pursuant to Section 2.07.

     Definitive Class A-4 Note: a definitive, fully registered Class A-4 Note issued pursuant to Section 2.07.

     Definitive Class B Note: a definitive, fully registered Class B Note issued pursuant to Section 2.07.

     Delinquent Lease: as of any Determination Date, any Lease (other than a Lease which became a Non-Performing Lease prior to such Determination Date) with respect to which the Lessee has not paid all Lease Payments then due.

     Depository Agreement: the letter of representations, between the Company and the Depository Trust Company, as Clearing Agency.

     Determination Date: with respect to any Payment Date, the fifth Business Day immediately preceding such Payment Date.

     Discount Rate: with respect to any Determination Date, ____%, which equals the sum of (a) the weighted-average interest rate of the Class A Notes (utilizing the Class A-4 Note Interest Rate), Class B Note Interest Rate and the Class C Note Interest Rate on the Issuance Date and (b) the Servicing Fee rate of 0.75% per annum.

     Discounted Present Value of the Leases: with respect to any Lease as of the Cut-Off Date or any date thereafter, an amount equal to the net present value of all Lease Payments (not including delinquent amounts) to become due thereunder following the Cut-Off Date or the Due Period preceding the following Payment Date, as the case may be (determined by discounting on a monthly basis (assuming a calendar year consisting of twelve 30-day months), at a rate equal to the Discount Rate, each such Lease Payment from the Payment Date following such Lease Payment to such date). In determining the Discounted Present Value of the Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

     Discounted Present Value of the Delinquent Leases: with respect to any Payment Date or Determination Date, the Discounted Present Value of the Leases that are not Non-Performing Leases as to which a Lease Payment, or any portion thereof, was 63 or more days overdue as of the last day of the Due Period immediately preceding such Payment Date.

     Discounted Present Value of the Performing Leases: the Discounted Present Value of the Leases, reduced by the Discounted Present Value of the Leases that are Non-Performing Leases. In determining the Discounted Present Value of the Performing Leases on any Determination Date or with respect to a Payment Date, the future remaining Lease Payments will be calculated after giving effect to any payments received prior to such date of calculation to the extent such payments relate to Lease Payments due and payable by the Lessees with respect to the related Due Period and any prior Due Period.

     Due Period: with respect to any Payment Date and the Determination Date with respect thereto, the period beginning on the first day and ending on the last day of the calendar month prior to the month in which such Payment Date and such Determination Date occurs.

     Eligible Account: either (a) an account maintained with a depository institution or trust company acceptable to the Rating Agency or (b) a trust account or similar account maintained in the corporate trust department with a federal or state chartered depository institution, which may be an account maintained with the Trustee.

     Eligible Investments: any one or more of the following obligations or securities:

          (a) direct non-callable obligations of, and non- callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company (including the Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $100,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit ratings available from S&P, Moody's and, to the extent rated by DCR and Fitch, DCR and Fitch;

          (c) repurchase obligations with respect to and collateralized by (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (b) above, provided that the Trustee has taken delivery of such security;

          (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit ratings from S&P, Moody's and, to the extent rated by DCR and Fitch, DCR and Fitch at the time of such investment;

          (e) money market funds that redeem their shares on demand, invest only in other Eligible Investments, and are rated AAAm or AAAm-G by S&P and Aaa by Moody's; and

          (f) such other investments as may be approved by S&P, Moody's, DCR and Fitch.

     Equipment: each item of personal property, together with any replacement parts, additions, and repairs thereto, any replacements thereof, and any accessories incorporated therein and/or affixed thereto, subject to a Lease or, following expiration or termination of the Lease to which the same was previously subject, remaining subject to the lien of this Indenture in accordance with the provisions hereof.

     Event of Default: as defined in Section 6.01.

     Exchange Act: the Securities Exchange Act of 1934, as amended.

     Excess Copy Charge: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified copy amount per month.

     Fee Per Scan Charge: with respect to any Lease, means the amount owing by such Lessee under such Lease reflecting usage of the related Equipment in excess of a specified scan amount per month.

     Financing Statement: as defined in Section 12 of the Sales and Servicing Agreement.

     Fitch: Fitch Investors Service, L.P.

     Grant: grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. The Grant of the Trust Estate effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Company with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Lease Payments in respect of the Leases and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Company or otherwise, and generally to do and receive anything that the Company is or may be entitled to do or receive thereunder or with respect thereto.

     Granted Assets: as defined in the Granting Clause.

     Holder: a holder of a Class A Note, Class B Note or a Class C Note.

     Indenture: this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

     Initial Payment Date: July 21, 1997.

     Inter-Company Loans: as defined in Section 13 of the Sales and Servicing Agreement.

     Interest Payments: as defined in Section 2.01(c).

     Issuance Date: May __, 1997.

     Lease: at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof unless and until released from the lien of this Indenture.

     Lease Delinquency Payment: any payment made with respect to a Lease in an amount equal to all or part of any specific Lease Payment due with respect to such Lease (a) by the Servicer pursuant to Section 4.01 of the Sales and Servicing Agreement, (b) by a transfer from the Reserve Account pursuant to
Section 3.04, or (c) by the Company in its sole discretion.

     Lease Payment: each periodic installment of rent payable by a Lessee under a Lease. Casualty Payments, Termination Payments, prepayments of rent required pursuant to the terms of a Lease, at or before the commencement of the Lease, payments becoming due on or before the Cut-Off Date and supplemental or additional payments required by the terms of a Lease with respect to taxes, insurance, maintenance (including, without limitation, any Maintenance Charges), or other specific charges shall not be Lease Payments hereunder. For purposes of calculating the Discounted Present Value of the Leases and the Discounted Present Value of the Performing Leases, the amount of any Excess Copy Charges and Fee Per Scan Charges that may be payable under such Lease shall not be included in such calculation.


     Lease Repurchase Amount: as defined in Section 12 of the Sales and Servicing Agreement.

     Lessee: with respect to any Lease, the lessee thereunder.

     Lien: as defined in Section 12 of the Sales and Servicing Agreement.

     Maintenance Charges: with respect to any Lease, the amount owing by the Lessee under the terms of the related Lease in respect of maintenance services being provided in connection therewith.

     Maturity: with respect to any installment of principal of or interest on any Note, the date on which such installment is due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, or otherwise.

     Moody's: Moody's Investor Services, Inc. and any successors thereto.

     Monthly Delinquency Percentage: with respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the Discounted Present Value of the Delinquent Leases determined as of the related Determination Date and (b) the denominator of which is the

Discounted Present Value of the Performing Leases as of the related Determination Date.

     Monthly Servicer Realization Percentage: with respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate amount of Servicer Residual Realizations collected during the immediately preceding Due Period and (b) the denominator of which is equal to the aggregate Servicer Booked Residual Values with respect to the leases for which Servicer Residual Realizations have been collected in respect of such immediately preceding Due Period.

     Nominal Buy-Out Lease: as defined in Section 12 of the Sales and Servicing Agreement.

     Non-Performing Lease: as of any Determination Date, any Lease with respect to which at any time following the Cut-Off Date or related Transfer Date, as the case may be, either (a) a Lease Payment, or any portion thereof, was 123 or more days overdue as of the last day of the Due Period with respect to such Determination Date, unless on or before such Determination Date such Lease Payment (or portion thereof) has been paid or (b) the Servicer has accelerated the remaining payments or has determined such Lease to be uncollectible in accordance with the Servicer's customary practices prior to the last day of the Due Period with respect to such Determination Date.

     Non-Performing Lease Pay-Through Amount: with respect to any Lease with respect to which a Lease Payment is made or due, an amount equal to the Discounted Present Value of such Lease as of the Payment Date immediately following the first Determination Date on which such Lease was a Non-Performing Lease.

     Noteholder: at any time, any Person in whose name a Note is registered in the Note Register.

     Note Interest Rate: the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3 Note Interest Rate, the Class A-4 Interest Rate, the Class B Note Interest Rate or the Class C Note Interest Rate, as the case may be.

     Note Owner: a Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner or Class B Note Owner, as the case may be.

     Note Register: as defined in Section 2.03.

     Notes: any notes authorized by, and authenticated and delivered under, this Indenture.

     Officers' Certificate: a certificate delivered to the Trustee and signed by the Chairman, the President, or a Vice President of the Company, and by another Vice President, the Treasurer, and Assistant Treasurer, the Secretary, or an Assistant Secretary of the Company who is not the same Person as the other officer signing such certificate.

     Opinion of Counsel: a written opinion, which shall be satisfactory in form and substance to the Trustee, of counsel who may, except as otherwise expressly provided in this Indenture, be inside or outside counsel for the Company and who shall be satisfactory to the Trustee.

     Other Lease Payments: all payments on or in respect of leases which are not Lease Payments, Lease Delinquency Payments, Casualty Payments, Termination Payments, Similar Transaction Payments or Residual Realizations.

     Outstanding: with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee in trust for the holders of such Notes; and

          (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation;

provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Principal Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     Outstanding Class A Principal Amount: The aggregate principal amount of the Class A Notes Outstanding at any time.

     Outstanding Class A-1 Principal Amount: the aggregate principal amount of the Class A-1 Notes Outstanding at any time.

     Outstanding Class A-2 Principal Amount: the aggregate principal amount of the Class A-2 Notes Outstanding at any time.

     Outstanding Class A-3 Principal Amount: the aggregate principal amount of the Class A-3 Notes Outstanding at any time.

     Outstanding Class A-4 Principal Amount: the aggregate principal amount of the Class A-4 Notes Outstanding at any time.

     Outstanding Class B Principal Amount: the aggregate principal amount of the Class B Notes Outstanding at any time.

     Outstanding Class C Principal Amount: the aggregate principal amount of the Class C Notes Outstanding at any time.

     Outstanding Principal Amount: the aggregate unpaid principal amount of the Notes Outstanding at any time.

     Paying Agent: each agent of the Company appointed for the purpose of making payments on the Notes, including the Trustee.

     Payment Date: the 20th day of each month, commencing on the Initial Payment Date, and ending on the latest Stated Maturity.

     Person: any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.


     Placement Agent Agreement: the Placement Agent Agreement, among the Company, Copelco, Lehman Brothers Inc. and First Union Capital Markets Corp.

     Predecessor Notes: with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under
Section 2.04 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

     Principal Payments: as defined in Section 2.01(b).

     Rating Agency: DCR, Moody's, Fitch and S&P.

     Record Date: with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

     Required Deposit Date: as defined in Section 3.03(a).

     Required Payment: as defined in Section 3.04(b).

     Required Reserve Amount: shall equal the lesser of (a) 1.00% of the Discounted Present Value of the Leases as of the Cut-off Date and (b) the Outstanding Principal Amount of the Notes.

     Reserve Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     Residual Account: the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

     Residual Amount Cap: an amount equal to $_________ which equals 8% of the Discounted Present Value of the Leases as of the Cut-Off Date.

     Residual Event: means the occurrence of one or more of the following: (a) Copelco is no longer the Servicer, (b) with respect to the __________, 1997 Due Period and each Due Period thereafter, the Three-Month Servicer Realization Percentage calculated on any Determination Date is less than ___%; or (c) with respect to the _________, 1997 Due Period and each Due Period thereafter, the Three-Month Delinquency Percentage is greater than _%; provided, however, that the Residual Event referred to in clause (b) may be cured if the Three-Month Servicer Realization Percentage is greater than or equal to ___% for three consecutive months thereafter and the Residual Event referenced in clause (c) may be cured if the Three-Month Delinquency Percentage for any Due Period thereafter is less than or equal to _%.


     Residual Realizations: the aggregate cash flows realized from the sale (including pursuant to a Lessee's purchase option) or reletting of any Equipment following the termination of the related Lease. Amounts received in respect of Non-Performing Leases shall only be included as Residual Realizations to the extent such amounts exceed the related Non-Performing Lease Pay-Through Amount.

     Responsible Officer: with respect to the Trustee, any person regularly engaged in the administration or supervision of corporate trust accounts (including, in the case of the original Trustee hereunder, any officer in its Corporate Trust Administration) and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc. and any successor thereto.

     Sales and Servicing Agreement: the Sales and Servicing Agreement dated as of the date hereof between the Company and Copelco, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Securities Act: the Securities Act of 1933, as amended.

     Servicer: Copelco and any successor Servicer appointed pursuant to the terms hereof and of the Sales and Servicing Agreement and, to the extent that it at any time is performing the functions of the Servicer, the Trustee, subject to the terms of Section 5.01 hereof.

     Servicer Advance: a payment by the Servicer under clause (a) of the definition of Lease Delinquency Payment.

     Servicer Booked Residual Values: the estimated residual value of the equipment included in the Servicing Portfolio and recorded on the books of the Seller or its subsidiaries.

     Servicer Event of Default: as defined in Section 8.01 of the Sales and Servicing Agreement.

     Servicer Order: a written order or request delivered to the Trustee and signed in the name of the Servicer by an Authorized Officer.

     Servicer Residual Realizations: the aggregate cash flows realized from the sale (including pursuant to a Lessee's purchase option) or releasing of any Equipment following the termination of the related lease for leases in the Servicing Portfolio.

     Servicing Fee: with respect to any Payment Date, the Servicing Fee payable at a rate of 0.75% per annum to the Servicer on such Payment Date pursuant to the Sales and Servicing Agreement.

     Servicing Portfolio: the leases and the related equipment owned by the Seller and its subsidiaries or serviced by the Servicer (including Danka leases) to the extent such leases were originated or acquired by the Seller in its Business Technology Division, its Healthcare Division, or their predecessors or successors.

     Servicing Report: as defined in Section 5.01(b) of the Sales and Servicing Agreement.

     Similar Transaction Agreement: an indenture between the Trustee and a wholly-owned special purpose subsidiary of Copelco other than the Company, substantially similar to this Indenture, pursuant to which notes, substantially similar to the Notes, have been issued.

     Similar Transaction Amount: for each Required Deposit Date, the amount of all Similar Transaction Payments received by the Servicer and deposited in the Collection Account pursuant to Section 3.02(a) and reported by the Servicer for such Required Deposit Date pursuant to Section 5.03(a) of the Sales and Servicing Agreement.

     Similar Transaction Payments: all payments on or in respect of leases subject to the lien of any Similar Transaction Agreement.

     Stated Maturity: the date on which the entire remaining unpaid Outstanding Principal Amount of each class of Notes is due and payable, which date is the ___________ Payment Date, ________ Payment Date, _________ Payment Date,
________ Payment Date, _________ Payment Date and ________ Payment Date for the Class A- 1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and the Class C Notes, respectively.

     Substitute Lease: as defined in Section 12 of the Sales and Servicing Agreement.

     Termination Payment: a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the Company, and the Lessee in accordance with the provisions of Section 3.02 of the Sales and Servicing

Agreement.

     Three-Month Delinquency Percentage: with respect to any Payment Date, the percentage equivalent of fraction, (a) the numerator of which is the sum of the Monthly Delinquency Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.


     Three-Month Servicer Realization Percentage: with respect to any Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Servicer Realization Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.


     Transaction Payment Amount: for each Required Deposit Date, the amount of all Lease Payments, Lease Delinquency Payments, Non-Performing Lease Payments, Casualty Payments, Termination Payments and other payments on or in respect of a Lease received by the Servicer and deposited in the Collection Account pursuant to Section 3.02(a) and reported by the Servicer for such Required Deposit Date in accordance with Section 5.03(a) of the Sales and Servicing Agreement.

     Trust Accounts: the Collection Account, the Reserve Account and the Residual Account.

     Trust Estate: all money, instruments and other property subject to or intended to be subject to the lien of this Indenture including all proceeds thereof.

     Trustee: the Person named as the "Trustee" in the first paragraph of this instrument until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person; provided, that the provisions of Section 7.07 and Section 8.11, as applicable to any Person at any time serving as Trustee hereunder, shall survive the termination of such Person's status as Trustee hereunder and the succession of any other Person to such status.

     Trust Indenture Act: the Trust Indenture Act of 1939 as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as provided in Section 9.06 hereof.

     Underwriting Agreement: the Underwriting Agreement, among the Company, Copelco, Lehman Brothers Inc.

and First Union Capital Markets Corp and, with respect to the Class A Notes,

Morgan Stanley & Co. Incorporated.

     Uniform Commercial Code: with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

     Utilized Residual Amount: on any day of determination, the sum of (a) the total Residual Realizations applied to make payments of amounts owing the Servicer and the Noteholders (including any such amounts withdrawn from the Reserve Account and the Residual Account) and (b) the amount on deposit in the Reserve Account and the Residual Account on such date allocable to Residual Realizations.

     Vice President: with respect to the Company, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Warranty Lease: a Lease subject to repurchase by the Seller as a result of a breach of a representation or warranty in accordance with the provisions of
Section 4 of the Sales and Servicing Agreement.

     SECTION 1.02. Compliance Certificates and Opinions.

     Upon any written application or request (or oral application with prompt written or telecopied confirmation) by the Company to the Trustee to take any action under any provision of this Indenture, other than any request that (a) the Trustee authenticate the Notes specified in such request, (b) the Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Trustee pay moneys due and payable to the Company hereunder to the Company's assignee specified in such request, the Trustee shall require the Company to furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of the Indenture, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     SECTION 1.03. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer's certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company as to such factual matters unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Company shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

     Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default or Servicer Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Company, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Company's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default or Servicer Event of Default. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default nor shall the

Trustee have any duty to monitor or investigate to determine whether a default has occurred (other than an Event of Default of the kind described in Section 6.01(a)) or Servicer Event of Default unless a Responsible Officer of the Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Company, the Servicer, or any Noteholder.

     SECTION 1.04. Acts of Noteholders, etc.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

     (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder and the revisions pursuant hereto for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture.

     SECTION 1.05. Notices, etc., to Trustee, Servicer and Company.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Company or the Servicer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

          (a) if to the Trustee, at the Corporate Trust Office, Attention:
     Corporate Trust Administration (Number for telecopy: (716) 842-4474), or at any other address previously furnished in writing to the Company and the Servicer by the Trustee; or

          (b) if to the Company, at East Gate Center, 700 East Gate Drive, Mount Laurel, New Jersey 08054-5400, Attention: President (Number for telecopy:
     609-273-9288), or at any other address previously furnished in writing to the Trustee and the Servicer by the Company; or

          (c) if to the Servicer, at East Gate Center, 700 East Gate Drive, Mount Laurel, New Jersey 08054-5400, Attention: Michael Ritter (Number for telecopy: 609-273-9288), or at any other address previously furnished in writing to the Trustee and the Company by the Servicer.

     SECTION 1.06. Notice to Noteholders; Waiver.

     (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07. Effect of Headings and Table of Contents.

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.08. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

     SECTION 1.09. GOVERNING LAW.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE TRUST INDENTURE ACT OF 1939 AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

     SECTION 1.10. Legal Holidays.

     In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

     SECTION 1.11. Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.12. Inspection.

     The Company agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder holding Notes, or a beneficial interest therein, evidencing at least 25% of the Outstanding Principal Amount of the Notes, during the Company's normal business hours, to examine all of the books of account, records, reports and other papers of the Company, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Company and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants (and by this provision the Company hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Company or the performance of and compliance with the covenants and undertakings of the Company in this Indenture, the Sales and Servicing Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee at any time or any Noteholder during the continuance of any Default or Event of Default, of any right under this Section 1.12 shall be borne by the Company.

     SECTION 1.13. Survival of Representations and Warranties.

     The representations, warranties and certifications of the Company made in this Indenture or in any certificate or other writing delivered by the Company pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

                                   ARTICLE 2.

                                    THE NOTES

     SECTION 2.01. General Provisions.

     (a) The Notes shall consist of $_________ principal amount of Class A-1 Notes, $_________ principal amount of Class A- 2 Notes, $_________ principal amount of Class A-3 Notes, $________ principal amount of Class A-4 Notes, $_________ principal amount of Class B Notes and $_________ principal amount of Class C Notes, and the forms thereof and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture.

     The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $549,743,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.03, 2.04, or 9.05. The Notes shall be issuable only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000, in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of any Note having a remaining Outstanding Principal Amount of other than an integral multiple of $1,000, or the issuance of a single Class A Note, a single Class B Note and a single Class C Note with a denomination less than $100,000.

     (b) For each Payment Date, payments of principal (the "Principal Payments") on the Notes will be made in accordance with Sections 3.03(b) or 6.06, as applicable. Except as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b), except that the Company may redeem the Notes in their entirety, without premium, as of any Payment Date on which the Discounted Present Value of the Performing Leases is less than or equal to ten percent (10%) of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date (after giving effect to all Principal Payments on such Payment Date). The Company will give notice of any such redemption to each Noteholder and the Trustee at least 30 days before the Payment Date fixed for such prepayment by certified mail return receipt requested, hand delivery or overnight courier. Notice of such prepayment having been so given, the remaining unpaid principal as of the Payment Date fixed for prepayment together with all interest accrued and unpaid to such Payment Date, shall become due and payable on such Payment Date.

     (c) For each Payment Date, the interest due (the "Interest Payments") with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, the Class B Notes and the Class C Notes will be the interest that has accrued on the respective Notes since the last Payment Date or, in the case of the first Payment Date, since the Closing Date, at the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class B Interest Rate and Class C Interest Rate, respectively, applied to the then Outstanding Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, and the Class C Notes respectively, on the preceding Payment Date. Interest Payments will be made in accordance with Sections 3.03(b) and 6.06, as applicable.

     (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied first to the interest then due and payable on such Notes, then to the principal thereof, and finally to premium, if any.

     (e) All Class A-1 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-1 Notes shall be made pro rata among all Outstanding Class A-1 Notes, without preference or priority of any kind.

     (f) All Class A-2 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-2 Notes shall be made pro rata among all Outstanding Class A-2 Notes, without preference or priority of any kind.

     (g) All Class A-3 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-3 Notes shall be made pro rata among all Outstanding Class A-3 Notes, without preference or priority of any kind.

     (h) All Class A-4 Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class A-4 Notes shall be made pro rata among all Outstanding Class A-4 Notes, without preference or priority of any kind.

     (i) The Class B Notes shall be subordinated to the Class A Notes to the extent set forth herein. All Class B Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class B Notes shall be made pro rata among all Outstanding Class B Notes, without preference or priority of any kind.

     (j) The Class C Notes shall be subordinated to the Class A Notes and the Class B Notes to the extent set forth herein. All Class C Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Class C Notes shall be made pro rata among all Outstanding Class C Notes, without preference or priority of any kind.

     SECTION 2.02. Execution, Authentication, Delivery, and Dating.

     (a) The Notes shall be manually executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon.

     (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Company shall bind the Company, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

     (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

     (d) The Notes may from time to time be executed by the Company and delivered to the Trustee for authentication together with a Company Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Company Request.

     SECTION 2.03. Transfer and Exchange.

     (a) The Company shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.


     No transfer of any Class C Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B hereto; (ii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act; (iii) such transfer is to a transferee who is an accredited investor in a transaction exempt from the registration requirements of the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States or (iv) such transfer is otherwise exempt from the registration requirements of the Securities Act. The Trustee will require, in order to assure compliance with such laws, that the Class C Noteholder's prospective transferee referred to in the preceding clauses (iii) or (iv) deliver an investment letter certifying to the Company and the Trustee as to the facts surrounding such transfer in the form of Exhibit B hereto. Except in the case of a transfer of Class C Notes to a transferee referred to in the preceding clause (i) or, in general, a transfer that is to be made after three years from the Issuance Date, the Servicer shall require an opinion of counsel satisfactory to it to the effect that such transfer may be made pursuant to an exemption from the Securities Act without such registration (which opinion of counsel shall not be an expense of the Trustee or the Servicer or the Company). None of the Company, the Servicer or the Trustee is obligated to register or qualify the Class C Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Class C Note without registration.

     (b) Subject to Section 2.03(a), upon surrender for registration of transfer of any Note at the office of the Company designated pursuant to Section 8.02 for such purpose, the Company shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note.

     (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made for any registration of transfer or exchange of Notes, but the Company or the Trustee may require payment by the transferor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.05 not involving any transfer.

     SECTION 2.04. Mutilated, Destroyed, Lost and Stolen Notes.

     (a) If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Company in its discretion may, instead of issuing a replacement Note, pay such Note.

     (d) Upon the issuance of any replacement Note under this Section, the Company or the Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

     (e) Every replacement Note issued pursuant to this Section 2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.05. Book-Entry Registration of Class A Notes and Class B Notes.

     Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes, upon original issuance, shall be issued in the form of one or more typewritten Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and one or more typewritten Class B Notes, respectively, (the "Book-Entry Class A-1 Notes," "Book-Entry Class A-2 Notes," "Book-Entry Class A-3 Notes," Book-Entry Class A-4 Notes" and "Book-Entry Class B Notes", respectively) to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Company. Each of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, as the initial Clearing Agency, and no Class A-1 Note Owner, Class A-2 Note Owner, Class A-3 Note Owner, Class A-4 Note Owner or Class B Note Owner will receive a definitive note representing such Note Owner's interest in the Class A-1

Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, except as provided in Section 2.07. Unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes and/or Definitive Class B Notes have been issued to the applicable Note Owners pursuant to Section 2.07:

     (a) the provisions of this Section 2.05 shall be in full force and effect with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, as the case may be;

     (b) the Company, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, (including the making of distributions on the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and the Class B Notes, as the case may be) as the authorized representatives of the respective Note Owners;

     (c) to the extent that the provisions of this Section 2.05 conflict with any other provisions of this Indenture, the provisions of this Section 2.05 shall control; and

     (d) the rights of the respective Note Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such respective Note

Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be, are issued pursuant to
Section 2.07, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the related Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, as the case may be, to such Clearing Agency Participants.

     For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, evidencing a specified percentage of the Outstanding Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, respectively, such direction or consent may be given by Note Owners (acting through the Clearing Agency and the Clearing Agency Participants) owning Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes evidencing the requisite percentage of the Outstanding Principal Amount of such Notes, respectively.

     SECTION 2.06. Notice to Clearing Agency.

     Whenever notice or other communication to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders, Class A-4 Noteholders or Class B Noteholders is required under this Agreement, unless and until Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes shall have been issued to the related Note Owners pursuant to Section 2.07, the Trustee shall give all such notices and communications specified herein to be given to such Noteholders to the applicable Clearing Agency which shall give such notices and communications to the related Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners in accordance with its applicable rules, regulations and procedures.

     SECTION 2.07. Definitive Class A Notes and Definitive Class B Notes. If (a)
(i) the Company advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Class A-1 Notes, Class A-2 Notes, Class A-2 Notes, Class A-4 Notes and/or the Class B Notes and (ii) the Trustee or the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-2 Notes, Class A-4 Notes and/or the Class B Notes through the Clearing Agency or (c) after the occurrence of a Servicer Event of Default, Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners, with respect to the Class A-1 Notes, Class A-2 Notes, Class

A-3 Notes, Class A-4 Notes and Class B Notes evidencing not less than 50% of the aggregate unpaid Outstanding Principal Amount of the Class A- 1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or the Class B Notes, respectively, through the Clearing Agency is no longer in the best interests of the Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners or Class B Note Owners, as the case may be, the Trustee shall notify all Class A-1 Note

Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, respectively, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes and Definitive Class B Notes to Class A-1 Note Owners, Class A-2 Note Owners, Class A-3 Note Owners, Class A-4 Note Owners and Class B Note Owners, respectively, requesting the same. Upon surrender to the Trustee of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes or Class B Notes, as the case may be, by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Company shall execute and the Trustee shall authenticate and deliver the Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, as the case may be, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Class A-1 Notes, Definitive Class A-2 Notes, Definitive Class A-3 Notes, Definitive Class A-4 Notes or Definitive Class B Notes, respectively, and the Trustee shall recognize the holders of the Definitive Class A-1 Notes as Class A-1 Noteholders, holders of the Definitive Class A-2 Notes as Class A-2 Noteholders, holders of the Definitive Class A-3 Notes as Class A-3 Noteholder, holders of the Definitive Class A-4 Notes as Class A-4 Noteholders and/or the holders of the Definitive Class B Notes as Class B Noteholders hereunder.

     SECTION 2.08. Payment of Interest and Principal; Rights Preserved.

     (a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by the Company on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register on such

Record Date for such Person (which shall be, as to each original purchaser of the Notes, the account and number specified below such purchaser's signature to the Note Agreement until such time as such purchaser notifies the Trustee in writing of a change therein) or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

     (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office against payment of the final installment of principal of such Note (or in the case of the Class C Notes promptly thereafter).

     SECTION 2.09. Persons Deemed Owners.

     Prior to due presentment of a Note for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 2.10. Cancellation.

     All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Company Order.

     SECTION 2.11. Noteholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with Section 3.12(a) of the Trust Indenture Act. In the event the Trustee no longer serves as the Note

Registrar, the Company (or any other obligor upon the Notes) shall furnish to the Trustee at least five Business Days before each interest payment date (and in all events in intervals of not more than 6 months) and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, and the Company shall otherwise comply with Section 3.12(a) of the Trust Indenture Act.

     SECTION 2.12. Treasury Securities.

     In determining whether the Noteholders of the required Outstanding Principal Amount of the Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any other obligor upon the Notes or an Affiliate of the Company shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows are so owned shall be so disregarded.

                                   ARTICLE 3.

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

     SECTION 3.01. Trust Accounts; Investments by Trustee.

     (a) On or before the Issuance Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders and the Company to the extent of their interests therein as provided in this Indenture and in the Sales and Servicing Agreement, the following accounts, which accounts shall be Eligible Accounts maintained at the Corporate Trust Office:

     (i) Collection Account;

     (ii) Reserve Account; and

     (iii) Residual Account

Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

     (b) The Trustee shall hold in trust but shall not be required to deposit in any account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the accounts, if any, referred to above any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of bad faith on the part of the Trustee) on the advice of the Servicer. Unless the Trustee is advised differently in writing by the Lessee making the payment or by the Servicer in writing (with the Servicer's instruction controlling), the Trustee shall assume that any amount remitted to it by such Lessee is to be deposited into the Collection Account pursuant to Section 3.03. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Estate after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

     (c) Neither the Servicer, Trustee nor the institution then acting as Trustee shall have any right of set-off with respect to the Collection Account, the Reserve Account or the Residual Account, or any investment therein.

     (d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in the Collection Account, the Reserve Account and the Residual Account shall be invested and reinvested by the Trustee pursuant to a Company Order or Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Company Order or Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Company or the Servicer, as the case may be, identified therein, in each case in such amounts as such Company Order or Servicer Order shall specify. The Company agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Reserve Account or the Residual Account. Each of the Company and the Servicer agrees to give appropriate and timely investment directions to the Trustee so that there will not be more than two Business Days in any one calendar year at the end of which funds in the Collection Account, the Reserve Account or the Residual Account are not invested, directly or indirectly, pursuant to a Company Order or a Servicer Order in Eligible Investments that mature on or after the opening of business on the next Business Day.

     (e) In the event that either (i) the Company or the Servicer, as the case may be, shall have failed to give investment directions to the Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Trustee shall promptly invest and reinvest the funds then in the Collection Account, the Reserve Account or the Residual Account, as the case may be, to the fullest extent practicable in one or more Eligible Investments. All investments made by the Trustee shall mature no later than the maturity date therefore permitted by
Section 3.01(f) unless the Trustee shall have received written confirmation from each Rating Agency, that the liquidation of such Eligible Investments prior to their respective maturity dates, will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes.

     (f) No investment of any amount held in the Collection Account, the Reserve Account or the Residual Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in the Collection Account, the Reserve Account and the Residual Account shall be deposited by the Trustee in such account immediately upon receipt.

     (g) Any investment of any funds in the Collection Account, the Reserve Account and the Residual Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

          (i) each such investment shall be made in the name of the Trustee or in the name of a nominee of the Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

          (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

          (iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the account in which such investment was held.

     (h) If any amounts are needed for disbursement from the Collection Account, the Reserve Account or the Residual Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Company Order or Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such accounts.

     (i) The Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account, the Reserve Account or the Residual Account resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

     SECTION 3.02. Collection of Moneys.

     (a) On or before the Issuance Date, the Servicer shall designate an address for the receipt directly from Lessees of all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease (which payments may be aggregated by the Lessee paying the same with Similar Transaction Payments and Other Lease Payments and which designated address may be the same designated address to which such Similar Transaction Payments and Other Lease Payments may be sent). The Servicer shall, within two Business Days of receipt of any payment at such designated address, deposit such payment in the Collection Account. All Lease Payments, Casualty Payments, Termination Payments and other payments relating to a Lease received at such designated address and so deposited in the Collection Account shall constitute part of the Trust Estate. Any Similar Transaction Payments and Other Lease Payments from time to time received at such designated address or otherwise received by the Servicer or deposited in the Collection Account shall not constitute part of the Trust Estate.

     (b) The Trustee shall from time to time, in accordance with instructions of the Servicer and the provisions of the Similar Transaction Agreements, withdraw from the Collection Account any amounts in the Collection Account which the Servicer advises the Trustee are (i) Similar Transaction Payments and apply such payments in accordance with the Similar Transaction Agreements and (ii) Other Lease Payments. Prior to such payment, the Trustee shall have rights to and an interest in such amounts to the extent (but only to the extent) it is determined that such amounts actually constitute Transaction Payment Amounts.

     (c) If at any time the Company shall receive any payment on or in respect of any Lease, it shall hold such Payment in trust for the benefit of the Trustee and the holders of the Notes, shall segregate such payment from the other property of the Company, and shall, promptly (but in no event later than the next following Business Day) upon receipt, deliver such payment in the form received to the Trustee.

     SECTION 3.03. Collection Account; Payments.


     (a) The Servicer shall within two Business Days of receipt (a "Required Deposit Date") deposit the following funds, as received, into the Collection
Account:

          (i) Lease Payments (net of any Excess Copy Charges and Fee Per Scan Charges);

          (ii) Residual Realizations up to the Residual Amount Cap;

          (iii) recoveries from Non-Performing Leases to the extent Copelco has not substituted Substitute Leases for such Non-Performing Leases (except to the extent required to reimburse unreimbursed Servicer Advances);

          (iv) late charges on delinquent Lease payments not advanced by the Servicer;

          (v) proceeds from repurchases by Copelco of Leases as a result of breaches of representations and warranties by Copelco to the extent Copelco has not substituted Substitute Leases for such Leases;

          (vi) proceeds from investment of funds in the Collection Account, the Reserve Account and the Residual Account;

          (vii) Casualty Payments;

          (viii) Servicer Advances;

          (ix) Termination Payments; and

          (x) payments from the Seller to effect a redemption pursuant to
     Section 2.01(b).

     (b) Unless the Notes have been declared due and payable pursuant to Section
6.02 and moneys collected by the Trustee are being applied in accordance with
Section 6.06, Available Funds on deposit in the Collection Account and the amounts, if any, deposited into the Collection Account from the Reserve Account and the Residual Account in accordance with the provisions of Section 3.04 shall be withdrawn on or before each Payment Date from the Collection Account, in the amounts required, for application in the following order of priority, to make the following required payments:

          (i) to pay the Servicing Fee;

          (ii) to reimburse unreimbursed Servicer Advances in respect of a prior Payment Date;

          (iii) concurrently: (A) to make Interest Payments on the Class A-1

     Notes; (B) to make Interest Payments on the Class A- 2 Notes; (C) to make Interest payments on the Class A-3 Notes; (D) to make Interest payments on the Class A-4 Notes;

          (iv) to make Interest Payments on the Class B Notes;

          (v) to make Interest Payments on the Class C Notes;

          (vi) to make the Class A Principal Payment (i) to the Class A-1 Noteholders only until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (ii) to the Class A-2 Noteholders only until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (iii) to the Class A-3 Noteholders only until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally, (iv) to the Class A-4 Noteholders until the Outstanding
     Principal Amount on the Class A-4 Notes is reduced to zero;

          (vii) to pay the Class B Principal Payment to the Class B Noteholders;

          (viii) to pay the Class C Principal Payment to the Class C
     Noteholders;

          (ix) to pay the Additional Principal, if any, as an additional reduction of principal, first to the Class A-2 Noteholders until the Outstanding Class A-2 Principal Amount has been reduced to zero, second to the Class A-3 Noteholders until the Outstanding Class A-3 Principal Amount has been reduced to zero, third to the Class A-4 Noteholders until the Outstanding Class A-4 Principal Amount has been reduced to zero, thereafter to the Class B Noteholders as an additional reduction of principal until the Outstanding Class B Principal Amount has been reduced to zero and, thereafter to the Class C Noteholders until the Outstanding Class C Principal Amount has been reduced to zero;

          (x) to make a deposit to the Reserve Account in an amount equal to the excess of the Required Reserve Amount over the Available Reserve Amount;

          (xi) during such time as a Residual Event has occurred and is continuing, to make a deposit to the Residual Account in an amount equal to the balance of the remaining Residual Realizations on deposit in the Collection Account and included in Available Funds up to the Residual Amount Cap after giving effect to the allocations in clauses (i) through
     (x) above on such Payment Date; and

          (xii) to the Company, the balance, if any.

     Notwithstanding the foregoing, the Trustee shall retain in the Collection Account an amount equal to all Lease Payments received that were due since the prior Due Period, and all Casualty Payments and Termination Payments received by the Trustee after the Determination Date for such Payment Date and shall not distribute any such amounts on such Payment Date. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.03(b) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Company or otherwise, then for purposes of determining future distributions pursuant to this Section 3.03(b) such amount or portion thereof shall be deemed to have not been previously so distributed.

     (c) The total amount of Residual Realizations which are required to be deposited into the Collection Account on any day, is an amount up to the Available Residual Amount on such date.

     SECTION 3.04. The Reserve Account and the Residual Account.

     (a) On each Payment Date, the Trustee shall transfer (i) to the Reserve Account from the Collection Account such amounts as shall be required by Section 3.03(b)(x) and (ii) to the Residual Account from the Collection Account such amounts as shall be required by Section 3.03(b)(xi).

     (b) If by 12:00 noon, New York City time, on the third Business Day preceding any Payment Date, the amount of collected funds on deposit in the Collection Account available for distribution under Section 3.03(b) is insufficient to permit on such Payment Date all distributions required by
Section 3.03(b)(i) through 3.03(b)(ix) (such payments, the "Required Payments" and such shortfall, an "Available Funds Shortfall") , then, to the extent of the Available Reserve Amount on deposit in the Reserve Account, the Trustee shall transfer, not later than the end of such Business Day, from the Reserve Account to the Collection Account such amount as shall be necessary to make on such Payment Date all Required Payments. In addition, in the event that the Available Funds Shortfall is greater than the Available Reserve Amount, then, the Trustee shall transfer, not later than the end of such Business Day, from the Residual Account to the Collection Account, an amount equal to the lesser of (i) the remaining Available Funds Shortfall and (ii) the amount, if any, on deposit in the Residual Account and available therefore.

     (c) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall transfer, not later than the end of business on such Payment Date, an amount equal to such excess to the Company.

     (d) In the event that there are funds on deposit in the Residual Account, the Trustee shall transfer, not later than the close of Business on such Payment Date after making required withdrawals, if any on such Payment Date pursuant to
Section 3.04(b), an amount equal to the amount on deposit in the Residual Account to the Reserve Account to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Amount and thereafter, to the

Company. Funds on deposit in the Residual Account shall only be available for allocation pursuant to Section 3.04(b) during such time as a Residual Event has occurred and is continuing.

     (e) Upon termination of this Indenture, any balance remaining in the Reserve Account and the Residual Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under this Indenture and, then, to the Company.

     SECTION 3.05. Reports by Trustee; Notices of Certain Payments.

     (a) The Trustee shall within two Business Days after the request of the Company, the Servicer or any Noteholder, deliver to the requesting person a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account and the Residual Account and identifying the investments included therein.

     (b) Within five Business Days following each Payment Date or as promptly as possible thereafter but in no event later than two Business Days following the receipt of the Monthly Status Report from the Servicer pursuant to Section 5.01 of the Sales and Servicing Agreement, the Trustee shall mail to the Company, Copelco, each Rating Agency and the Servicer and make available to each Noteholder the following information:

          (i) the principal amount of all Outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, and Class C Notes, respectively, and of the Outstanding Class A-1 Notes, Class A-2, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, respectively, held by each Noteholder on the Record Date with respect to such Payment Date;

          (ii) the amount of Interest Payments and payments in reduction of principal paid on such Payment Date with respect to all Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes and Class C Notes, respectively, and with respect to the Notes held by each Noteholder;

          (iii) the amount of the Servicing Fee and unreimbursed Servicer Advances paid on such Payment Date pursuant to Section 3.03(b)(i) and
     Section 3.03(b)(ii);

          (iv) the Available Residual Amount and the Utilized Residual Amounts as of the date of the most recent Monthly Status Report delivered pursuant to Section 5.01 of the Sales and Servicing Agreement;

          (v) the amounts, if any, paid to the Servicer or Copelco pursuant to the last paragraph of Section 3.03(b); and

          (vi) the amount on deposit in the Collection Account, the Reserve Account and the Residual Account, in each case after giving effect to all of the withdrawals and applications or transfers required on or before such Payment Date pursuant to Sections 3.02, 3.03 and 3.04.

     With each report of the Trustee furnished pursuant to this Section 3.05(b) following any Payment Date, the Trustee shall enclose a copy of the Servicing Report and the report required to be furnished to the Trustee by the Servicer following such Payment Date pursuant to Section 5.01 of the Sales and Servicing Agreement or, if such reports have not been received, a statement to such effect.

     SECTION 3.06. Trustee May Rely on Certain Information from Copelco and Servicer.

     Pursuant to Sections 3.01, 4.05 and 5.01 through 5.03 of the Sales and Servicing Agreement and Section 3.02 hereof, the Servicer is required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article Three and in Article Four of this Indenture. The Trustee shall be entitled to rely in good faith on such information or calculations in the performance of its duties hereunder (i) unless and until a Responsible Officer of the Trustee has actual knowledge, or is advised by any Noteholder (either in writing or orally with prompt written or telecopied confirmation), that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information.

                                   ARTICLE 4.

                         RELEASE OF LEASES AND EQUIPMENT

     SECTION 4.01. Release of Equipment.

     Subject to the satisfaction of the provisions of Section 4.02, the Trustee shall release Equipment from the Lien of the Indenture upon the occurrence of any of the following events: (a) the sale of such Equipment pursuant to Section 3.03(b) of the Sales and Servicing Agreement (unless retained by the Company for re-leasing), (b) the expiration of the related Lease upon the payment of the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof subject to the Residual Amount Cap, (c) the repurchase of the related Lease in accordance with the provisions of Section 4 of the Sales and Servicing Agreement, (d) the addition of an Additional Lease to the extent new Equipment is provided in replacement of such Equipment in accordance with the provisions of Section 9 of the Sales and Servicing Agreement and (e) upon the substitution of a Substitute Lease in accordance with the provisions of Section 9 of the Sales and Servicing Agreement. The proceeds of any such sale, repurchase or releasing shall be deposited in the Collection Account for disposition under this Indenture.

     SECTION 4.02. Release of Leases Upon Final Lease Payment.

     In the event that the Trustee shall have received notice (either in writing or orally with prompt written or telecopied confirmation) from the Servicer that the Trustee has received from amounts paid by the Lessee, from the Lease Repurchase Amount or from the proceeds of the Equipment subject to any Lease (i) the final Lease Payment due and payable under such Lease and the deposit of any Residual Realization in respect thereof, (ii) a Termination Payment in respect of such Lease and the deposit of any Residual Realization in respect thereof,
(iii) a Casualty Payment under such Lease (and, following such final Lease Payment, Casualty Payment or Termination Payment, no further payments on or in respect of such Lease are or will be due and payable), or (iv) the full amount of any Non-Performing Lease Pay-Through Amount with respect to such Lease, such Lease shall be released from the lien of this Indenture.

     SECTION 4.03. Execution of Documents.

     The Trustee shall promptly execute and deliver such documents, including without limitation partial releases and termination statements (which shall be furnished to the Trustee by the Company), and take such other actions as the Company, by Company Request, may reasonably request (including the return of any Lease which has been released) to fully effectuate the release from this Indenture of any Lease and interests in the related Equipment required to be so released pursuant to Sections 4.01 or 4.02.


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


                                   ARTICLE 5.

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

     SECTION 5.01. Servicer Events of Default.

     If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall, upon the written request of the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, give notice in writing to the Servicer of the termination of all of the rights and obligations of the Servicer under the Sales and Servicing Agreement (but none of Copelco's obligations pursuant to Section 4 of the Sales and Servicing Agreement, which shall survive such termination). On and after the giving of such written notice, all rights and obligations of the Servicer under the Sales and Servicing Agreement, including, without limitation, the Servicer's right thereunder to receive the Servicing Fee, but none of the Servicer obligations pursuant to Section 4 thereof, shall pass to, be vested in, and be assumed by the Trustee, and the Trustee shall be authorized to, and shall, execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and of such passing, vesting, and assumption; provided that in performing the duties of the Servicer under the Sales and Servicing Agreement the Trustee shall at all times be deemed to be acting as the Trustee hereunder and shall be entitled to the full benefit of all the protections, benefits, immunities and indemnities provided in this Indenture for or with respect to the Trustee, including without limitation those set forth in Article Seven hereof.

     SECTION 5.02. Substitute Servicer.

     Notwithstanding the provisions of Section 5.01, the Trustee may, if it shall be unwilling to continue to act as the successor to the Servicer in accordance with Section 5.01, or shall, if it is unable to continue to so act or is so instructed in writing by the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes, appoint a successor to the Servicer in accordance with the provisions of Section 8.03 of the Sales and Servicing Agreement.

                                   ARTICLE 6.

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 6.01. Events of Default.

     "Event of Default," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in making of Principal Payments or Interest Payments when such become due and payable;

          (b) default in the performance, or breach, of any covenant set forth in Section 8.07(b) and Section 8.08;

          (c) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant dealing with a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 6.01) or the Sales and Servicing Agreement, and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of the Company first acquiring knowledge thereof, (ii) the Trustee's giving written notice thereof to the Company or
     (iii) the holders of a majority of the then Outstanding Principal Amount of the Notes giving written notice thereof to the Company and the Trustee;

          (d) if any representation or warranty of the Company or Copelco made in this Indenture or the Sales and Servicing Agreement or any other writing provided to the holders of the Notes shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by Copelco or the Company in the Sales and Servicing Agreement shall be deemed to be "material" for purposes of this Section 6.01(d) only if the facts or circumstances causing such representation or warranty to be incorrect shall negatively affect the Trust Estate in some material respect, the enforceability hereof or of the Notes and provided further, that a material breach of any representation or warranty made by Copelco in
     Section 2.04 or 2.05(b) of the Sales and Servicing Agreement with respect to any of the Leases or the interests in the Equipment subject thereto shall not constitute an Event of Default if Copelco repurchases such Lease and interests in the related

     Equipment in accordance with Section 4.05(a) of the Sales and Servicing Agreement;

          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Company's failure to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.

     (a) If an Event of Default of the kind specified in Section 6.01(e) or
Section 6.01(f) occurs, the unpaid principal amount of the Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company. If an Event of Default (other than an Event of Default of the kind described in Section 6.01 (e) and Section 6.01(f)) occurs and is continuing, then and in every such case the Trustee shall, if so directed by the holders of Notes evidencing 66-2/3% (33-1/3% in the case of an Event of Default of the kind described in Section 6.01(a)) of the then Outstanding Class A Principal Amount (or if the Class A Notes are no longer Outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount), or the holders of such percentages of the then Outstanding Principal Amount of Notes may, declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

     (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Notes evidencing 66-2/3% of the then Outstanding Class A Principal Amount of the Class A Notes (or if the Class A Notes are no longer Outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount of the Class B Notes or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all Principal Payments on any Class A Notes, Class B Notes

          and Class C Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the appropriate Note Interest Rate,

               (B) all Interest Payments due with respect to any Class A Notes, Class B Notes and the Class C Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the appropriate Note Interest Rates, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel;

     and

          (ii) all Events of Default, other than the non-payment of the Outstanding Principal Amount of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 6.13.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

     SECTION 6.03. Remedies.

     (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02 and shall solicit the Noteholders for advice. The Trustee shall then take such action as so directed by the holders of Notes evidencing 66-2/3% (33-1/3% in the case of an Event of Default of the kind described in Section 6.01(a)) of the then Outstanding Class A Principal Amount (or if the Class A Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount).

     (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

     (c) If an Event of Default specified in Section 6.01(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

     (d) In exercising its rights and obligations under this Section 6.03, the Trustee may sell the Trust Estate; provided that if the Event of Default involves other than non-payment of principal or interest on the Notes, then such sale must be for an amount greater than or equal to amounts due under clauses first through fourth in Section 6.06. Neither the Trustee nor any Noteholder shall have any rights against the Company other than to enforce the Lien against the Leases and the Equipment and to sell the Trust Estate.

     SECTION 6.04. Trustee Shall File Proofs of Claim.

     (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Company, Copelco, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Company, Copelco, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company, Copelco or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

          (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

          (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 6.05. Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

     SECTION 6.06. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article, and any moneys that may then be held or thereafter received by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

          First to the payment of all costs and expenses of collection incurred by the Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to the Trustee and the Noteholders);

          Second if the person then acting as Servicer under the Sales and Servicing Agreement is not Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such person;

          Third first, pro-rata to the payment of all accrued and unpaid interest on the Outstanding Class A-1 Principal Amount, Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate and Class A-3 Note Interest Rate and Class A-4 Note Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Outstanding Class B Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Note Interest Rate, third, to the payment of all accrued and unpaid interest on the Outstanding Class C Principal Amount to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class C Note Interest Rate, fourth, to the payment of the Outstanding Class A-1 Principal Amount, fifth, to the payment of the Outstanding Class A-2 Principal Amount, Outstanding Class A-3 Principal Amount and Outstanding Class A-4 Principal Amount pro-rata, sixth, to the payment of the Outstanding Class B Principal Amount and seventh, to the payment of the Outstanding Class C Principal Amount; provided, that the Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Noteholder;

          Fourth to the payment of amounts then due the Trustee hereunder;

          Fifth if the person then acting as Servicer is Copelco Capital or an Affiliate of Copelco Capital, to the payment of all Servicer's Fees then due to such Person; and

          Sixth to the payment of the remainder, if any, to the Company or any other Person legally entitled thereto.

     SECTION 6.07. Limitation on Suits.

     None of the Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

          (ii) the holders of not less than 25% of the then Outstanding Class A Principal Amount of the Class A Notes (or if the Class A Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount of the Class B Notes or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity (which the Trustee agrees, in the case of the original purchasers of the Notes, need only be the written promise of such Person) against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) so long as any of the Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the holders of a majority of the then Outstanding Principal Amount of the Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders. It is further understood and intended that so long as any portion of the Notes remains Outstanding, Copelco shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Sections 3.03(b), 3.04, 4.01 and 4.02 hereof) or for the appointment of a receiver or trustee (including without limitation a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 6.07 shall be construed as limiting the rights of otherwise qualified

Noteholders to petition a court for the removal of a Trustee pursuant to Section 7.09(h) hereof.

     SECTION 6.08. Unconditional Right of Noteholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property of the Trust Estate, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note on the Maturities for such payments, including the Stated Maturity, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

     SECTION 6.09. Restoration of Rights and Remedies.

     If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders continue as though no such proceeding had been instituted.

     SECTION 6.10. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of Section 2.04, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 6.12. Control by Noteholders.

     Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Class A Principal Amount of the Class A Notes (or if the Class A Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount of the Class B Notes or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing,

          (i) no such direction shall be in conflict with any rule of law or with this Indenture;

          (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

     SECTION 6.13. Waiver of Events of Default.


     (a) The holders of 66-2/3% of the then Outstanding Class A Principal Amount of the Class A Notes (or if the Class A Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class B Principal Amount of the Class B Notes or if the Class A Notes and Class B Notes are no longer outstanding, the holders of Notes evidencing 66-2/3% of the then Outstanding Class C Principal Amount) may, by one or more instruments in writing, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

          (i) in respect of the payment of the principal of or premium or interest on any Note (which may only be waived by the holder of such Note), or

          (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the holder of each Outstanding Note affected (which only may be waived by the holders of all Outstanding Notes affected).

     (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Company to the Trustee. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     SECTION 6.14. Undertaking for Costs.

     All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then Outstanding Principal Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturities for such payments, including the Stated Maturity as applicable.

     SECTION 6.15. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 6.16. Sale of Trust Estate.

     (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Trust Estate, the Trustee shall have provided each Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

     (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Trust Estate, or any portion thereof unless,

          (i) until such time as the conditions specified in Sections 10.01(a)(i) and (ii) have been satisfied in full, the holders of 66-2/3% of the then Outstanding Principal Amount of each Class of the Notes voting separately consent to or direct the Trustee in writing to make such sale; or

          (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon in accordance with
     Section 6.06 on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Trust Estate at a private sale.

     (c) In connection with a sale of all or any portion of the Trust Estate:

          (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

          (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

          (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Company to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and


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


          (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

     (e) The provisions of this Section 6.16 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Company or the Trust Estate that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

                                   ARTICLE 7.

                                   THE TRUSTEE

     SECTION 7.01. Certain Duties and Responsibilities.

     (a) Except during the continuance of an Event of Default known to the Trustee,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.


     (b) In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as



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


a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved, subject to
     Section 7.03(f) hereof, that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Noteholders in accordance with Section 6.12 relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 7.02. Notice of Defaults or Events of Default.

     Within two Business Days after a Responsible Officer obtaining knowledge of the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit, by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, and the Rating Agencies notice of such Default or Event of Default hereunder known to the Trustee, unless such Default or Event of Default shall have been cured or waived.




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


     SECTION 7.03. Certain Rights of Trustee.

     Subject to the provisions of Section 7.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any action of the Company may be sufficiently evidenced by a Company Order;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel as to legal matters and the written advice of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 7.04. Not Responsible for Recitals or Issuance of Notes.

     The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the proceeds of the Notes.

     SECTION 7.05. May Hold Notes.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

     SECTION 7.06. Money Held in Trust.

     Money and investments held by the Trustee shall be held in trust in one or more trust accounts hereunder, but need not be segregated from other funds except to the extent required by law.

     SECTION 7.07. Compensation, Reimbursement, etc.

     Subject to Section 3.04(c) of the Sales and Servicing Agreement, the Company agrees:

          (a) to pay to the Trustee from time to time, solely from and only to the extent that amounts are available, such compensation for all services rendered by it hereunder as the Company and the Trustee may agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request, solely from and only to the extent that amounts are available under clause twelfth of Section 3.03(b) or



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


     clause first of Section 6.06(a), for all reasonable expenses,

     disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or bad faith.

     SECTION 7.08. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall (a) be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) have a combined capital and surplus of at least $100,000,000; (c) be subject to supervision or examination by federal or state authority; and (d) at the time of appointment, shall have long-term debt obligations (or, if the Trustee does not have outstanding long-term debt obligations and is a subsidiary of a holding company, which holding company shall have long-term obligations) having a credit rating of at least "A-" from S&P and Baa3 from Moody's.

If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act. The Trustee is subject to the provisions of Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring any conflicting interest.

     SECTION 7.09. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.



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


     (b) The Trustee may resign at any time by giving written notice thereof to the Company and by mailing notice of resignation by first-class mail, postage prepaid, to Noteholders at their addresses appearing on the Note Register.

     (c) The Trustee may be removed at any time by Act of the holders of not less than a majority of the then Outstanding Principal Amount of the Notes, delivered to the Trustee and the Company.

     (d) If the Trustee shall resign, be removed, or become incapable of acting,

or if a vacancy shall occur in the office of Trustee for any cause, the Company, with the consent of the holders of 66-2/3% of the Outstanding Principal Amount of the Notes, by an act of the Company, shall promptly appoint a successor Trustee.

     (e) If no successor Trustee shall have been so appointed by the Company or the Noteholders as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and each Rating Agency. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) The Company may remove the Trustee if the Trustee fails to comply with
Section 7.08 of this Indenture.

     (h) If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 3.10(b) of the Trust Indenture Act, such Noteholder may petition any court of competent jurisdiction, for the removal of the Trustee and the appointment of a successor Trustee.

     SECTION 7.10. Acceptance of Appointment by Successor.

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the



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


retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 7.11. Merger, Conversion, Consolidation or Succession to Business.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. The Trustee shall provide prompt written notice to each Rating Agency of any event referenced in this Section 7.11.

     SECTION 7.12. Co-trustees and Separate Trustees.

     (a) At any time or times, if the Company, the Trustee or any Noteholder determines that it is necessary for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the holders of a majority of the then Outstanding Principal Amount of the Notes, the Company shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee, or the holders of a majority of the then Outstanding Principal Amount of the Notes, alone shall have power to make such appointment.

     (b) Should any written instrument from the Company be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

     (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:


          (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

          (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co--trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by a Company Order, may accept the



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


     resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.12.

          (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 7.13. Acceptance by Trustee.

     The Trustee hereby acknowledges the conveyance of the Granted Assets and the receipt of the Leases and the other Granted Assets granted by the Company hereunder and declares that the Trustee, through a custodian, will hold such

Leases and other Granted Assets conveyed by the Company in trust, for the use and benefit of all Noteholders subject to the terms and provisions hereof.

     SECTION 7.14. Preferential Collection of Claims Against the Company.

     The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act
Section 311(a) to the extent indicated therein.

     SECTION 7.15. Reports by Trustee to Noteholders.

     To the extent required by the Trust Indenture Act, within 60 days after each May 15, following the date of this Indenture, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with



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


Trust Indenture Act Section 313(a), if such a report is required pursuant to Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Section 313(b). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act Section 313(c).

     A copy of each such report required under Trust Indenture Act Section 3.13 shall, at the time of such transmission to Noteholders be filed with the Commission and with each stock exchange or other market system on which the Notes are listed. The Company or any other obligor upon the Notes shall notify the Trustee if the Notes become listed on any stock exchange or market trading system.

     SECTION 7.16. No Proceedings. The Trustee hereby agrees that it will not, with respect to its fees and expenses, directly or indirectly institute, or cause to be instituted, against the Company any proceeding of the type referred to in Section 6.01(e) or (f) so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

                                   ARTICLE 8.

                                    COVENANTS

     SECTION 8.01. Payment of Principal and Interest.

     The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     SECTION 8.02. Maintenance of Office or Agency; Chief Executive Office.

     (a) The Company will maintain at the Corporate Trust Office an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     (b) The chief executive office of the Company, and the office at which the Company maintains its records with respect to the Leases, the interests in the Equipment, and the transactions contemplated hereby, is currently located in Mahwah, New Jersey; records with respect to certain of the Leases are maintained in Mt. Laurel, New Jersey. The Company will not change the location of such



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offices without giving the Trustee at least 30 days prior written notice thereof.

     SECTION 8.03. Money for Payments to Noteholders to be Held in Trust.

     (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account pursuant to
Section 3.03(b) or Section 6.06 shall be made on behalf of the Company by the Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Company under any circumstances except as provided in this Section 8.03 or in Section 3.03(b) or Section 6.06.

     (b) In making payments hereunder, the Trustee will:

          (i) allocate all sums received for payment to the Noteholders on each Payment Date among such Noteholders, first to the Class A Noteholders on a pro rata basis, second to the Class B Noteholders on a pro rata basis and then to the Class C Noteholders on a pro rata basis in accordance with the information known to the Trustee;

          (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

          (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (c) If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Noteholders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Noteholders or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.


     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Noteholders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest.

     (d) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Company upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (but only to the extent of the amounts so paid to the Company), and all liability of the Trustee with respect to such trust money shall thereupon cease.

     SECTION 8.04. Corporate Existence; Merger; Consolidation, etc.

     (a) The Company will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes or any of the Leases.

     (b) The Company shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its capital stock, and (iii) all requisite and appropriate corporate and other formalities (including without limitation meetings of the Company's board of directors and, if required by law, its charter or otherwise, meetings and votes of the shareholders of the Company to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Underwriting Agreement and the Sales and Servicing Agreement.

     (c) The Company shall not issue or register the transfer of any of its capital stock to any Person other than Copelco and will deliver any certificate of such stock so issued to the Trustee in accordance with Section 7.02 of the Sales and Servicing Agreement.

     (d) The Company shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

     (e) At least one director of the Company shall at all times be a person who is not, and for five years prior to such individual's election as a director shall not have been, a director, officer, employee or 10% beneficial owner of the outstanding shares of common stock of its parent institution or any of its Affiliates.

     (f) The Company will, at all times, (i) maintain (A) corporate books and records separate from those of any other Person and (B) minutes of the meetings and other proceedings of its shareholders and board of directors; (ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Sales and Servicing Agreement as official records of the Company; (iii) act solely in its corporate name and through its duly authorized officers or agents to maintain an arm's-length relationship with Copelco and its Affiliates and (iv) pay all of its operating expenses and liabilities from its own funds.

     (g) The Company shall conduct its business solely in its own name so as to not mislead others as to the identity of the corporation with which those others are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of Copelco or any of its Affiliates or that the assets of the Company are available to pay the creditors of Copelco or any of its Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including without limitation letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Company.



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



     SECTION 8.05. Protection of Trust Estate; Further Assurances.

     The Company will from time to time execute and deliver all such supplements and amendments hereto and all such Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Estate;

          (ii) maintain or preserve the Lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in each of the Leases, in the Equipment and all other property included in the Trust Estate; provided, that the Company shall not be required to file Financing Statements with respect to the interests in the Equipment in addition to those contemplated by Section 3.01(c) of the Sales and Servicing Agreement;

          (iv) enforce or cause the Servicer to enforce any of the Leases; or

          (v) preserve and defend title to the Leases (including the right to receive all payments due or to become due thereunder), the interests in the Equipment, or other property included in the Trust Estate and preserve and defend the rights of the Trustee and the Noteholders in such Leases (including the right to receive all payments due or to become due thereunder), interests in the Equipment and other property against the claims of all Persons and parties.

The Company, upon the Company's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any Financing Statement or continuation statement required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Company with the foregoing covenants, and provided, further, that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Company to comply with the provisions of this Section 8.05.

     SECTION 8.06. [Reserved].

     SECTION 8.07. Performance of Obligations; Sales and Servicing Agreement.

     (a) The Company will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Notes and the Underwriting Agreement.


     (b) The Company will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Lease or any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Lease or such other instrument, except as expressly provided in this Indenture or the Sales and Servicing Agreement.

     (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Sales and Servicing Agreement, the Company shall promptly notify the Trustee and the Noteholders thereof, and shall specify in such notice the action, if any, the Company is taking in respect of such default. Unless consented to by the holders of 66 2/3% of the then Outstanding Principal Amount of the Notes, the Company may not waive any default under or amend the Sales and Servicing Agreement.

     SECTION 8.08. Negative Covenants.

     The Company will not:

          (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture;

          (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

          (c) engage in any business or activity other than in connection with, or relating to the ownership of, the Leases and the interests in the Equipment, the issuance of the Notes, and the specific transactions contemplated hereby;

          (d) become liable for, issue, incur, assume, or allow to remain outstanding any indebtedness, or guaranty any indebtedness of any Person, other than the Notes, except as contemplated by this Indenture, the registration statement filed with respect to the

     Class A Notes and Class B Notes (and any registration statement for similar securities), and the Sales and Servicing Agreement;

          (e) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

          (f) (i) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this

     Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture, or (iii) subject to Section 3.01(c) of the Sales and Servicing Agreement, permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

          (g) make any loan or advance to any Affiliate of the Company or to any other Person; provided that the Company may from time to time make Inter-Company Loans on the terms and conditions set forth in Section 13 of the Sales and Servicing Agreement.

     SECTION 8.09. Information as to Company.

     The Company shall deliver to the Trustee and, the Trustee shall deliver to each Rating Agency and to each holder of outstanding Notes (and, upon the request of any Noteholder, to any prospective transferee of any Notes):

     (a) Quarterly Statements - within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, one copy of:

          (i) a balance sheet of the Company as at the end of such quarter, and

          (ii) statements of income, retained earnings and cash flow of the Company for that quarter and for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail and accompanied by a certificate signed by a principal financial officer of the Company stating that such financial statements present fairly the financial condition of the Company and have been audited and prepared in accordance with generally accepted accounting principles consistently applied;

     (b) Annual Statements - within 135 days after the end of each fiscal year of the Company, one copy of:

          (i) a balance sheet of the Company, as at the end of that year, and

          (ii) statements of income, retained earnings and cash flow of the Company for that year, setting forth in each case in comparative form the figures for the previous fiscal year,

all in reasonable detail and accompanied by a certificate signed by a principal financial officer of the Company stating that such financial statements present fairly the financial condition of the Company and have been audited and prepared in accordance with generally accepted accounting principles consistently applied;

     (c) Officer's Certificate - with each set of financial statements delivered pursuant to Section 8.09(a) or 8.09(b), the Company will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of this Indenture (including without limitation Section 8.04 hereof) and the Sales and Servicing Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and conditions of the Company during the period covered by the income statements then being furnished and that the review has not disclosed the existence of any Event of Default or, if an Event of Default exists, describing its nature.

     (d) Notice of Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Company is taking or proposes to take with respect thereto; and

     (e) Report on Proceedings - promptly upon the Company's becoming aware of

          (i) any proposed or pending investigation of it by any governmental authority or agency, or

          (ii) any pending or proposed court or administrative proceeding which involves or may involve



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


     the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company a written notice specifying the nature of such investigation or proceeding and what action the Company is taking or proposes to take with respect thereto and evaluating its merits.

     SECTION 8.10. Taxes.

     The Company shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate.

     SECTION 8.11. Indemnification.

     The Company agrees to indemnify and hold harmless the Trustee and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Sales and Servicing Agreement, including without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Company's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that, all amounts payable pursuant to this
Section 8.11 shall be fully subordinated to amounts payable under the Notes, shall be without recourse to the Company except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid and shall not, to the extent that such amounts are unpaid, constitute a claim against the Company except to the extent that all amounts otherwise due and payable under the terms of this Indenture have been fully paid.

     SECTION 8.12. Commission Reports; Reports to Trustee; Reports to
Noteholders.

     To the extent it has not satisfied the following requirements by reporting under Section 8.09 hereof, the Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the



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


Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (or copies of such portions thereof as may be prescribed by rules and regulations of the Commission); or, if the Company is not required to file with the Commission information, documents or reports pursuant to either Section 13 or Section 15(d) of the Exchange Act, then the Company will file with the Trustee and with the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Sections 12.03 and 12.04 hereof, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

     (c) furnish to the Trustee for distribution to the Noteholders, as the names and addresses of such Noteholders appear in the Note Register, in the manner and to the extent provided in Section 7.15 hereof, such summaries of any information, documents and reports required to be filed with the Trustee pursuant to the provisions of Subsections (a) and (b) of this Section 8.12 as may be required to be provided to such Noteholders by the rules and regulations of the Commission under the provisions of the Trust Indenture Act.

                                   ARTICLE 9.

                             SUPPLEMENTAL INDENTURES

     SECTION 9.01. Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of any Noteholders, the Company, by a Company Order, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (i) to add to the covenants of the Company for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Company;

          (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; or

          (iii) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture;

provided such action pursuant to this Section 9.01(a) shall not adversely affect the interests of the Noteholders in any respect.

     (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.01(a).

     SECTION 9.02. Supplemental Indentures with Consent of Noteholders.

     (a) With the consent of the holders of not less than 66-2/3% of the then Outstanding Principal Amount of the Notes and by Act of said Noteholders delivered to the Company and the Trustee, the Company, by a Company Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, that no supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby,

          (i) change the Stated Maturity of any Note or the Principal Payments or Interest Payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Note Interest Rate thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof;



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


          (ii) reduce the percentage of the Outstanding Principal Amount of the Notes the consent of whose Noteholders is required for any such supplemental indenture, for any waiver of compliance with provisions of this Indenture or Events of Default and their consequences, or for any Act of Noteholders;

          (iii) modify any of the provisions of this Section or Section 6.13 except to increase any percentage or fraction set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

          (v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as provided in Sections 4.01 or 4.02, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture.

     (b) The Trustee shall promptly deliver to each Noteholder and each Rating Agency a copy of any supplemental indenture entered into pursuant to Section 9.02(a).

     SECTION 9.03. Execution of Supplemental Indentures.

     In executing any supplemental indenture (a) pursuant to Article 9.01 of this Indenture or (b) pursuant to Section 9.02 of this Indenture without the consent of each holder of the Notes to the execution of the same, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, projections, or immunities under this Indenture or otherwise.


     SECTION 9.04. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.05. Reference in Notes to Supplemental Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

     SECTION 9.06. Compliance with Trust Indenture Act.

     Every amendment, supplement or waiver to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

                                   ARTICLE 10.

                           SATISFACTION AND DISCHARGE

     SECTION 10.01. Satisfaction and Discharge of Indenture.

     (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (i) 100 days shall have elapsed since either

               (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.04 and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.03(c)) have been delivered to the Trustee for cancellation; or

               (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation




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


                    (1)  have become due and payable, or

                    (2) will become due and payable at their Stated Maturity, as applicable, within one year,

          and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof;

          (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company for the benefit of the Noteholders; and

          (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Company or, upon Company Order, its assignee, all cash, securities and other property held by it as part of the Trust Estate other than funds deposited with the Trustee pursuant to Section 10.01(a)(i)(B), for the payment and discharge of the Notes.

     (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 7.07 and 8.11, and, if money shall have been deposited with the Trustee pursuant to Section 10.01(a)(i)(B), the obligations of the Trustee under Section 10.02 and Section 8.03(c) shall survive.

     (c) The Trustee shall provide prompt written notice to each Rating Agency of any satisfaction and discharge of this Indenture pursuant to this Article 10.

     SECTION 10.02. Application of Trust Money.

     Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 10.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.


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



                                   ARTICLE 11.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company hereby represents and warrants as follows:

     SECTION 11.01. Corporate Organization and Authority.

     The Company:

     (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

     (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Company or impair the enforceability of any Lease) and to enter into and perform its obligations under this Indenture and the Sales and Servicing Agreement, and the transactions contemplated hereby and thereby, including the issuance and sale of the Notes and the performance of its obligations thereunder; and

     (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the business or condition (financial or otherwise) of the Company or impair the enforceability of any Lease).

     SECTION 11.02. Pending Litigation.

     There are no proceedings or investigations pending, or to the knowledge of the Company (after due inquiry) threatened, against or affecting the Company in or before any court, governmental authority or agency or arbitration board or tribunal, including but not limited to any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company, or the ability of the Company to perform its obligations hereunder or under the Sales and Servicing

Agreement or the Notes. The Company is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.


     SECTION 11.03. Transactions Legal and Authorized. The sale of the Notes by the Company, the purchase of the Leases (including the right to receive all payments due or to become due thereunder) and the acquisition of the interests in the Equipment pursuant to the Sales and Servicing Agreement, the granting of the Liens created by the Indenture, and compliance by the Company with all of the provisions of this Indenture, the Sales and Servicing Agreement and the
Notes:

     (a) have been duly authorized by all necessary corporate action on the part of the Company, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Company except such as have been duly obtained;

     (b) are within the corporate powers of the Company; and

     (c) are legal and will not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company (except as contemplated by this Indenture) under the provisions of any agreement, charter instrument, by-law or other instrument to which the Company is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Company or its properties, or any order to which the Company or its properties is subject, of or by any government or governmental agency or authority.

     SECTION 11.04. No Defaults.

     No event has occurred and no condition exists which, upon the issue of the Notes or with the lapse of time and/or the giving of notice, would constitute a Default or an Event of Default. The Company is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it is or may be bound.

     SECTION 11.05. Governmental Consent.

     No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Indenture, except such



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


consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act and under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes pursuant to the Underwriting Agreement.

     SECTION 11.06. Use of Proceeds.

     The proceeds from the sale of the Notes will be used by the Company to purchase the Leases from the Seller pursuant to the Sales and Servicing
Agreement.

     SECTION 11.07. Compliance with Law.

     The Company:

     (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

     (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business; and

     (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Company or the transactions contemplated by the Sales and Servicing Agreement, the Notes, or this Indenture.

     SECTION 11.08. Restrictions on Company.

     The Company is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects its business. The Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its properties, whether now owned or hereafter acquired, to be subject to a Lien not permitted by the Indenture.

     SECTION 11.09. Legal, Valid and Binding Obligations.

     This Indenture, the Sales and Servicing Agreement and any other documents executed by or on behalf of the Company in connection with the transactions contemplated hereby or thereby each constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with the respective terms hereof and thereof, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles. The Notes, when issued in accordance with the provisions hereof, will represent the legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles.

     SECTION 11.10. Perfected Security Interest.


     Except for the execution and delivery of the Indenture, the delivery of the Leases to the Trustee and the filing of required Financing Statements, no further action, including any filing or recording of any document, is necessary or advisable in order to establish, protect and perfect the security interest of the Trustee as of the Closing Date in (a) the Leases (including the right to receive all payments due or to become due thereunder) and (b) the Equipment and any proceeds thereof subject to Leases having a Discounted Present Value of not less than 75% of the Discounted Present Value of the Leases as of the Cut-Off Date and such equipment relating to not less than 75% of the Booked Residual Value of such equipment, in each case as against any third party in any applicable jurisdiction in the United States. In the case of each Lease which consists of a master lease and one or more exhibits or schedules thereto, the Company has delivered the schedules relating to the Leases to the Trustee and has neither assigned such schedules or such master lease in its entirety, nor delivered physical possession of such schedules or such master lease, to any Person other than the Trustee (including the trustee under another indenture in a transaction substantially similar to the transaction contemplated hereby, which other indenture provides for a lien insofar as it relates to the lease schedules which are not part of the Trust Estate).

     SECTION 11.11. Taxes.

     The Company is not in default with respect to the payment of any taxes levied or assessed against it or any of its assets and has not failed to file any tax return required to be filed by it.

     SECTION 11.12. Nonconsolidation.

     The Company is operated in such a manner that it would not be substantively consolidated in the bankruptcy estate of Copelco, such that the separate existence of the Company and Copelco would be disregarded in the event of a



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


bankruptcy or insolvency of the Company or Copelco, and in such regard:

     (a) the Company is not involved in the day-to-day management of Copelco;

     (b) the Company maintains separate corporate records and books of account from Copelco and otherwise observes corporate formalities and has a separate business office from Copelco;

     (c) the financial statements and books and records of the Copelco prepared after the Issuance Date will reflect the separate existence of the Company;

     (d) the Company maintains its assets separately from the assets of Copelco (including through the maintenance of a separate bank account), the Company's funds and assets, and records relating thereto, have not been and are not commingled with those of Copelco and the separate creditors of the Company will be entitled to be satisfied out of the Company's assets prior to any value in the Company becoming available to the Company's equityholders or the Copelco's creditors;

     (e) all business correspondence of the Company and other communications are conducted in the Company's own name and on its own stationery; and

     (f) Copelco does not act as an agent of the Company in any capacity and the Company does not act as agent for Copelco, but instead presents itself to the public as a corporation separate from Copelco.

                                   ARTICLE 12.

                                  MISCELLANEOUS

     SECTION 12.01. Trust Indenture Act Controls.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(a), the duties imposed by Section 318(a) shall control.

     SECTION 12.02. Communication by Noteholders with Other Noteholders.

     Noteholders may communicate, pursuant to Trust Indenture Act Section 3.12(b), with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Note Registrar and all other parties shall have the protection of Trust Indenture Act Section 3.12(c).

     SECTION 12.03. Officers' Certificate and Opinion of Counsel as to Conditions Precedent.

     Upon any request or application by the Company (or any other obligor upon the Notes) to the Trustee to take any action under this Indenture, the Company (or such other Obligor) shall furnish to the Trustee:

     (a) an Officers' Certificate (which shall include the statements set forth in Section 12.04) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel (which shall include the statements set forth in Section 12.04) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

     SECTION 12.04. Statements Required in Certificate or Opinion.


     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.

                                       COPELCO CAPITAL FUNDING CORP. X



                                       _________________________________________
                                       Name:
                                       Title:

[SEAL]
                                       MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee



[SEAL]                                 By_______________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1
                                                                      ----------




                                     LEASES

                                                                       EXHIBIT A
                                                                       ---------


                                    [FORM OF

                                  CLASS A NOTE]


      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         COPELCO CAPITAL FUNDING CORP. X

                 ____% CLASS A LEASE-BACKED NOTE, SERIES 1997-A


CUSIP NO._______________
No. R-                                                        $_________________


     Copelco Capital Funding Corp. X, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to ____ , or registered assigns, the principal sum of ____ Dollars ($___), payable in monthly installments beginning on __________, 1997, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class A Note shall be paid on the [__]th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing __________, 1997, either by check to the registered address of the Holder of this Class A Note as of the relevant Record Date or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Notes shall be payable to the Holder of this Note only upon presentation and surrender of this Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class A Notes is __________, ____.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class A Note is one of a duly authorized issue of Class A Notes of the Company designated as its "___% Class A Lease-Backed Notes, Series 1997-A" (herein called the "Class A Notes") limited in aggregate principal amount of $__________, issued under the Indenture, dated as of ___________, 1997 (herein called the "Indenture"), between the Company and _____________________ as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Class A Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     This Class A Note will be secured by the pledge to the Trustee of the Trust Estate.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class A Notes (but not less than all the Class A Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Company with respect to the payment of principal and interest on this Class A Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the

Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Class A Notes and the Company's _____% Class B Lease-Backed Notes, Series 1997-A (the "Class B Notes") at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time Outstanding, on behalf of all the Holders, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note or any Class A Note.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class A Note is registrable in the Note Register, upon surrender of this Class A Note for registration of transfer at the office or agency of the Trustee in The City of [__________], and at any other office or agency maintained by the Company for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class A Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for a like aggregate principal amount of Class A Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ________________, 199_

                                      COPELCO CAPITAL FUNDING CORP. X

[SEAL]
                                      By:_______________________________________
                                             Authorized Officer

Attest:

______________________________


                     Trustee's Certificate of Authentication

     This is one of the Class A Notes referred to in the within mentioned Indenture.

                                      _____________________, as Trustee


                                      By:_______________________________________
                                             Authorized Signatory

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class A Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class A Note to:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)


and irrevocably appoint __________________, agent to transfer this Class A Note on the books of the Company. The agent may substitute another to act for him.



Dated: __________________                  Signed: _____________________________

                                                   _____________________________
                                                      (sign exactly as the name
                                                      appears on the other side
                                                      of this Class A Note)



Signature Guarantee ____________________________________________________________


Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class A Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class A Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class A Note.

                                    [FORM OF

                                  CLASS B NOTE]


      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                         COPELCO CAPITAL FUNDING CORP. X

                        _____% CLASS B LEASE-BACKED NOTE



CUSIP No. _________
No. R-                                                          $_______________

     Copelco Capital Funding Corp. X, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to_____________, or registered assigns, the principal sum of ________________ Dollars ($____________ ), payable in monthly installments beginning on __________, 1997, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class B Note shall be paid on the [__]th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing __________, 1997, either by check to the registered address of the Holder of this Class B Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class B Notes during the Principal Amortization Period shall be payable to the Holder of this Class B Note only upon presentation and surrender of this Class B Note at the Corporate Trust Office of the Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class B Notes is ___________, ____.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class B Note is one of a duly authorized issue of Class B Notes of the Company designated as its "_____% Class B Lease-Backed Notes, Series 1997-A" (herein called the "Class B Notes"), limited in aggregate principal amount of $_____________, issued under the Indenture, dated as of ___________, 1997 (herein called the "Indenture"), between the Company and ____________________ as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Class B Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the

Trustee, the principal of all the Class B Notes (but not less than all the Class B Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Company with respect to the payment of principal and interest on this Class B Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Company's _____% Class A Lease-Backed Notes, Series 1996-A (the "Class A Notes"), the Class B Notes and the Class C Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class B Notes at the time outstanding, on behalf of all the Holders, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note or any Class B Note.

     No sale or transfer of this Class B Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class B Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class B Note is registrable in the Note Register, upon surrender of this Class B Note for registration of transfer at the office or agency of the Trustee in The City of [__________], and at any other office or agency maintained by the Company for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class B Notes are issuable only in registered form without coupons in minimum denominations of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for a like aggregate principal amount of Class B Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ____________, 199_

                                   COPELCO CAPITAL FUNDING CORP. X


[SEAL]
                                   By:_______________________________________
                                         Authorized Officer

Attest:


______________________



                     Trustee's Certificate of Authentication

     This is one of the Class B Notes referred to in the within mentioned Indenture.


                                   _____________________, as Trustee



                                   By:_______________________________________
                                         Authorized Signatory

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class B Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class B Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _____________________________ , agent to transfer this Class B Note on the books of the Company. The agent may substitute another to act for him.


Dated: __________________                  Signed: _____________________________

                                                   _____________________________
                                                      (sign exactly as the
                                                      name appears on the other
                                                      side of this Class B
                                                      Note)


Signature Guarantee_____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class B Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class B Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class B Note.

                                    [FORM OF

                                  CLASS C NOTE]


     THIS CLASS C NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS CLASS C NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE INDENTURE.


                         COPELCO CAPITAL FUNDING CORP. X

                        _____% CLASS C LEASE-BACKED NOTE


PP No. _________
No. R-                                                          $_______________

     Copelco Capital Funding Corp. X, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to herein), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________Dollars ($__________), payable in monthly installments beginning on __________, 1997, in accordance with the Indenture. Interest will accrue on the unpaid principal hereof from the date of issuance, at the rate of _____% per annum, until the full amount of principal hereof is otherwise paid or made available for payment and shall be computed on the basis of twelve 30-day months and a year of 360 days.

     Principal and interest on this Class C Note shall be paid on the [__]th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing __________, 1997, either by check to the registered address of the Holder of this Class C Note or by wire transfer to an account at a bank in the United States as the Holder shall specify, as provided more fully in the Indenture; provided, that the final payment of principal and interest in respect of the Class C Notes during the Principal Amortization Period shall be payable to the Holder of this Class C Note only upon presentation and surrender of this Class C Note at the Corporate Trust Office of the

Trustee or at the principal office of any Paying Agent appointed pursuant to the Indenture.

     The Stated Maturity of the Class C Notes is ___________, ____.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Class C Note is one of a duly authorized issue of Class C Notes of the Company designated as its "_____% Class C Lease-Backed Notes, Series 1997-A" (herein called the "Class C Notes"), limited in aggregate principal amount of $_____________, issued under the Indenture, dated as of ___________, 1997 (herein called the "Indenture"), between the Company and ____________________ as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Class C Notes are authenticated and delivered. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Indenture.

     If an Event of Default under the Indenture has been declared by the Trustee, the principal of all the Class C Notes (but not less than all the Class C Notes) may be declared due and payable in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to Holders, as their names and addresses appear in the Note Register, as provided in the Indenture. Upon payment of such principal amount together with all accrued interest, the obligations of the Company with respect to the payment of principal and interest on this Class C Note shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Company's _____% Class A Lease-Backed Notes, Series 1996-A (the "Class A Notes"), the Class B Notes and the Class C Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes and the Class C Notes at the time outstanding, on behalf of all the

Holders, to waive compliance by the Company with certain provisions of the

Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class C Note or any Class C Note.

     No sale or transfer of this Class C Note may be made unless such sale or transfer complies with or is exempt from registration requirements of the Securities Act and applicable state securities laws. Prospective transferees of this Class C Note will be required to deliver a certificate pursuant to the terms of the Indenture relating to compliance with the Securities Act and applicable state securities law.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Class C Note is registrable in the Note Register, upon surrender of this Class C Note for registration of transfer at the office or agency of the Trustee in The City of [__________], and at any other office or agency maintained by the Company for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Class C Notes are issuable only in registered form without coupons in minimum denominations of $250,000. As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for a like aggregate principal amount of Class C Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note is registered as the owner hereof for all purposes, whether or not this Class C Note may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Class C Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ____________, 199_

                         COPELCO CAPITAL FUNDING CORP. X


[SEAL]
                                   By:_______________________________________
                                         Authorized Officer

Attest:


______________________



                     Trustee's Certificate of Authentication

     This is one of the Class C Notes referred to in the within mentioned Indenture.

                                   _____________________, as Trustee



                                   By:_______________________________________
                                         Authorized Signatory

                                 ASSIGNMENT FORM

     If you the holder want to assign this Class C Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Class C Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint _________________________ , agent to transfer this Class C Note on the books of the Company. The agent may substitute another to act for him.


Dated: __________________                  Signed: _____________________________

                                                   _____________________________
                                                      (sign exactly as the
                                                      name appears on the other
                                                      side of this Class C
                                                      Note)



Signature Guarantee ____________________________________________________________

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Class C Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Class C Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Class C Note.

                                                                       EXHIBIT B
                                                                       ---------

                                    [FORM OF

                               INVESTOR'S LETTER]

                                     (Date)

Copelco Capital Funding Corp. X
700 East Gate Center
Mount Laurel, New Jersey 08110

Ladies and Gentlemen:

     We propose to purchase $__________ in original aggregate principal amount of Copelco Capital Funding Corp. X _____% Class C Lease-Backed Notes, Series 1997-A, (the "Class C Notes"). The Class C Notes were issued pursuant to an Indenture (the "Indenture"), dated as of [May] 1, 1997, among Copelco Capital Funding Corp. X and [Manufacturers and Traders Trust Company]. Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Indenture.

     In connection with our proposed purchase of Class C Notes, we agree to the following terms and conditions and make the representations and warranties stated herein with the express understanding that they will be relied upon by Copelco Capital Funding Corp. X and ____________________.

     1. We understand that the Class C Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or registered or qualified under any state securities or "Blue Sky" laws and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act and the registration or qualification requirements of such state laws.

     2. We are (Check one):

     ___ (a) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act), in the case of a transfer of Certificates to be made in reliance on Rule 144A.

     ___ (b) an institutional investor that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Class C Notes and is able to bear the economic risk of investment in the Class C Notes.

     ___ (c) an "accredited investor" as defined in Rule 501 promulgated under the Securities Act that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Class C Notes and is able to bear the economic risk of investment in the Class C Notes.

     3. We agree that, to the extent that Section 2(a) of this letter is applicable, that the Class C Notes will not be transferred unless such transfer is made in reliance on Rule 144A or unless some other exemption from the registration requirements of the Securities Act, or any applicable state securities law, is available.

     4. To the extent that Section 2(b) or (c) of this letter is applicable, that we are acquiring the Class C Notes (i) solely for investment purposes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any resale or distribution of the Class C Notes in whole or in part, or (ii) otherwise for purposes which will not constitute a distribution of securities under the Securities Act, or under any state securities or "Blue Sky" laws subject, nevertheless, to the understanding that disposition of our property shall at all times be and remain within our control, and under no circumstances will we attempt to sell, pledge, hypothecate or otherwise transfer all or any portion of our interest in the Class C Notes except in accordance with the terms of the Class C Notes and the Indenture.

     5. We agree not to sell the Class C Notes in whole or in part, unless the subsequent purchaser agrees to be subject to the same representations and warranties as were applicable to us in acquiring the Class C Notes.

     6. We understand that each of the Class C Notes shall bear a legend to substantially the following effect:

     THIS CLASS C NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS CLASS C NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE INDENTURE.



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


     7. We understand that there is no public market for the Class C Notes and it is unlikely that such market will develop.

     8. We are authorized to invest in the Class C Notes.

     9. We certify that, in acquiring the Class C Notes, we have complied with any applicable guidelines or regulations for or limitations on investments established by each regulatory agency or body, if any, which has jurisdiction over investments made by us and that our acquisition and retention of the Class C Notes will not violate the limitations on possession contained in any such guidelines, regulations or limitations.

     10. We further agree to be bound by all of the terms and conditions of ownership of the Class C Notes contained in the Indenture, as the same may be amended from time to time.

                                           Very truly yours,

                                           [TRANSFEREE]




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